COMPANY SECURITY AGREEMENT
                           --------------------------


          SECURITY AGREEMENT, dated as of March 22, 1996 made by SIMMONS ACQUISITION CORP., a Delaware corporation (to be merged with and into Simmons Company, the "Company"), in favor of CHEMICAL BANK, a New York banking
              -------
corporation, as administrative agent (in such capacity, the "Administrative
                                                             --------------
Agent") for the several lenders (the "Lenders") from time to time parties to the
- -----                                 -------
Credit Agreement (as defined below).


                              W I T N E S S E T H :
                              - - - - - - - - - -


          WHEREAS, pursuant to a Credit Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "Credit
                                                                        ------
Agreement"), among the Company, the Lenders and the Administrative Agent, the
- ---------
Lenders have severally agreed to make loans to, and the Issuing Lender (as defined in the Credit Agreement) has agreed to issue and certain of the other Lenders have agreed to participate in letters of credit for the account of, the Company upon the terms and subject to the conditions set forth therein; and

          WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective loans to, and the obligation of the Issuing Lender to issue and the Lenders to participate in letters of credit for the account of, the Company under the Credit Agreement that the Company shall have executed and delivered this Security Agreement to the Administrative Agent for the ratable benefit of the Lenders;

          NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to make their respective loans to, and to issue or participate in letters of credit for the account of, the Company under the Credit Agreement, the Company hereby agrees with the Administrative Agent, for the ratable benefit of the Lenders, as follows:

          1.   Defined Terms.  Unless otherwise defined herein or in the
               -------------
preamble or recitals hereto, terms which are defined in the Credit Agreement and used herein are so used as so defined; the following terms which are defined in the Uniform Commercial Code in effect in the State of New York on the date hereof are used herein as so defined: Chattel Paper, Farm Products, Documents, Goods, Instruments and Inventory; and the following terms shall have the following meanings:

          "Accounts" means all accounts receivable, book debts, notes, drafts,
           --------
     instruments, documents, acceptances and other forms of obligations now owned or hereafter received or acquired by or belonging or owing to the Company (including under any trade names, styles or divisions thereof) whether arising out of personal property owned or leased by it, Goods sold by it or services rendered by it or from any other transaction, whether or not the same involves the lease of personal property, sale of Goods or performance of services by the Company (including, without limitation, any such obligation which would be characterized as an account, general intangible or chattel paper under the
     Code) and all of the Company's rights in, to and under all purchase orders now owned or hereafter received or acquired by it for Goods or services, and all of the Company's rights to any Goods represented by any of the foregoing (including returned or repossessed Goods and unpaid seller's rights) and all moneys due or to become due to the Company under all contracts for the sale of Goods and/or the performance of services by it (whether or not yet earned by performance), under any lease of real or personal property (to the extent the grant of such a security interest is permitted by applicable law and is not prohibited by such lease), or under any franchise agreement, or in connection with any other transaction, now in existence or hereafter arising, including without limitation the right to receive the proceeds of said purchase orders and contracts and rents under such leases, and all collateral security and guarantees of any kind given by any Person with respect to any of the foregoing.

          "Code" means the Uniform Commercial Code as from time to time in
           ----
     effect in the State of New York.

          "Collateral" has the meaning assigned to it in Section 2 of this
           ----------
     Security Agreement.

          "Contract" means, with respect to an Account, any agreement relating
           --------
     to the terms of payment or the terms of performance thereof, including, without limitation, (a) all rights of the Company to receive moneys due and to become due to it thereunder or in connection therewith, (b) all rights of the Company to damages arising out of, or for, breach or default in respect thereof and (c) all rights of the Company to perform and to exercise all remedies thereunder.

          "Copyright License" means any written agreement, naming the Company,
           -----------------
     as licensor or licensee, granting any right in the United States to use any Copyright including, without limitation, any referred to in Schedule I hereto.

          "Copyrights" means all of the following to the extent the Company now
           ----------
     or hereafter has any right, title or interest: (a) all United States copyrights and all registrations and applications therefor, including, without limitation, any referred to in Schedule I hereto, and (b) all renewals of such copyrights.

          "Equipment" means all machinery, equipment and furniture, now owned or
           ---------
     hereafter acquired by the Company or in which the Company now has or hereafter may acquire any right, title or interest and any and all additions, substitutions and replacements thereof, wherever located, together with all attachments, components, parts, equipment and accessories installed therein or affixed thereto, including, but not limited to, all equipment as defined in Section 9-109(2) of the Code.

          "General Intangibles" has the meaning given to it in the Code and
           -------------------
     includes, whether or not so included in such meaning, any franchise agreements or rights in favor of or granted by the Company to know-how, trade secrets, product or service development ideas and designs, advertising commercials, renderings, strategies and plans, blueprints, architectural drawings, site location, personnel and franchisee information, proprietary information, computer and software technology and programs, contracts with distributors, and any similar items, all interest rate, foreign currency or similar agreements and general intangibles attributable to the Capital Stock of each of the Subsidiaries of the Company.

          "License" means any Copyright License, Patent License or Trademark
           -------
     License.

          "Obligations" means (i) the unpaid principal amount of, and interest
           -----------
     on (including interest accruing on or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Company, whether or not a claim for such post-filing or post-petition interest is allowed), the Loans and all other obligations and liabilities of the Company to the Administrative Agent, the Issuing Lender or the Lenders, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, any Letter of Credit or L/C Application, the other Credit Documents and any other document executed and delivered or given in connection therewith or herewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all reasonable fees and disbursements of counsel to the Administrative Agent, the Issuing Lender or to the Lenders that are required to be paid by the Company pursuant to the terms of the Credit Agreement) or otherwise, and (ii) all obligations of the Company to any Lender or Lenders or its or their Affiliates under or in respect of any Interest Rate Agreement.

          "Patent License" means any agreement, whether written or oral,
           --------------
     providing for the grant by or to the Company of any right to manufacture, use or sell any invention covered by a Patent, including, without limitation, any thereof referred to in Schedule II hereto.

          "Patents" means (a) all letters patent of the United States or any
           -------
     other country and all reissues and extensions thereof, including, without limitation, any thereof referred to in Schedule II hereto, and (b) all applications for letters patent of the United States and all divisions, continuations and continuations-in-part thereof or any other country, including, without limitation, any thereof referred to in Schedule II hereto.

          "Proceeds" means "proceeds", as such term is defined in Section 9-
           --------
     306(1) of the Code and, to the extent not included in such definition, shall include, without limitation, (a) any and all proceeds of any insurance, indemnity, warranty, guaranty or letter of credit payable to the Company, from time to time with respect to any of the Collateral, (b) all payments (in any form whatsoever) paid or payable to the Company from time to time in connection with any taking of all or any part of the Collateral by any Governmental Authority or any Person acting under color of Governmental Authority, (c) all judgments in favor of the Company in respect of the Collateral and (d) all other amounts from time to time paid or payable or received or receivable under or in connection with any of the Collateral.

          "Security Agreement" means this Security Agreement, as amended,
           ------------------
     supplemented or otherwise modified from time to time.

          "Trademark License" means any agreement, written or oral, providing
           -----------------
     for the grant by or to the Company of any right to use any Trademark, including, without limitation, any thereof referred to in Schedule III hereto.

          "Trademarks" means (a) all trademarks, trade names, corporate names,
           ----------
     company names, business names, fictitious business names, trade styles, service marks, logos and other source of business identifiers, and the goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof, or otherwise, including, without limitation, any thereof referred to in
     Schedule III hereto, and (b) all renewals thereof.

          "Vehicles" means all cars, trucks, trailers and other vehicles covered
           --------
     by a certificate of title law of any state.

          2.   Grant of Security Interest.  (a)  As collateral security for the
               --------------------------
prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, the Company hereby grants to the Administrative Agent for the ratable benefit of the Lenders a security interest in all of the following property now owned or at any time hereafter acquired by the Company or in which the Company now has or at any time in the future may acquire any right, title or interest (collectively, the "Collateral"):
 ----------

               (i)   all Accounts;

               (ii)  all Chattel Paper;

               (iii) all Contracts;

               (iv)  all Copyrights;

               (v)   all Copyright Licenses;

               (vi)    all Documents;

               (vii)   all Equipment;

               (viii)  all General Intangibles;

               (ix)    all Instruments;

               (x)     all Inventory;

               (xi)    all Patents;

               (xii)   all Patent Licenses;

               (xiii)  all Trademarks;

               (xiv)   all Trademark Licenses;

               (xv)    all Vehicles;

               (xvi) all other Goods and personal property of the Company, whether tangible or intangible and whether now or hereafter owned by the Company, and wherever located; and

               (xvii) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing.

          3.   Rights of Administrative Agent and Lenders; Limitations on
               ----------------------------------------------------------
Administrative Agent's and Lenders' Obligations.
- -----------------------------------------------

          (a)  Company Remains Liable under Accounts, Licenses, Contracts, Etc.
               ---------------------------------------------------------------
     Anything herein to the contrary notwithstanding, the Company shall remain liable under each of the Accounts, Licenses and Contracts to observe and perform all the material conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Account, License or Contract. Neither the Administrative Agent nor any Lender shall have any obligation or liability under any Account, License or Contract by reason of or arising out of this Security Agreement or the receipt by the Administrative Agent or any Lender of any payment relating to such Account, License or Contract pursuant hereto, nor shall the Administrative Agent or any Lender be obligated in any manner to perform any of the obligations of the Company under or pursuant to any Account, License or Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account,

     License or Contract, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

          (b)  Notice to Account Debtors and Contracting Parties.  At any time
               -------------------------------------------------
     after an Event of Default has occurred and so long as such Event of Default shall be continuing, upon the request of the Administrative Agent the Company shall, and the Administrative Agent may (with concurrent notice to the Company thereof), notify account debtors on the Accounts and parties to the Contracts and Licenses that the Accounts, Contracts and Licenses have been assigned to the Administrative Agent for the ratable benefit of the Lenders and that payments in respect thereof shall be made directly to the Administrative Agent. At any time after an Event of Default shall have occurred and be continuing, the Administrative Agent may in its own name or in the name of others communicate with account debtors on the Accounts and parties to the Contracts and Licenses to verify with them to its satisfaction the existence, amount and terms thereof.

          (c)  Verification of Accounts and Inventory.  The Administrative Agent
               --------------------------------------
     shall have the right to make test verifications of the Accounts and Inventory in any reasonable manner and through any medium that it considers advisable, and the Company agrees to furnish all such assistance and information as the Administrative Agent may reasonably require in connection therewith provided that, so long as no Event of Default shall have occurred and be continuing, any such verification shall be conducted in the name of the Company or in such other manner as shall not disclose the Administrative Agent's identity or interest in the Collateral. The Administrative Agent may after the occurrence and during the continuance of an Event of Default in its own name or in the name of others communicate with account debtors in order to verify with them to the Administrative Agent's satisfaction the existence, amount and terms of any Accounts and/or Inventory.

          4.   Representations and Warranties.  The Company hereby represents
               ------------------------------
and warrants that:

          (a)  Title; No Other Liens.  Except for the Lien granted to the
               ---------------------
     Administrative Agent for the ratable benefit of the Lenders pursuant to this Security Agreement and the other Liens permitted to exist on the Collateral pursuant to the Credit Agreement, the Company owns each item of the Collateral free and clear of any and all Liens. No security agreement, financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except (i) such as may have been filed in favor of the Administrative Agent, for the ratable benefit of the Lenders, pursuant to this Security Agreement, or
     (ii) as may be permitted pursuant to the Credit Agreement.

          (b)  Perfected First Priority Liens.  The Liens granted pursuant to
               ------------------------------
     this Security Agreement constitute perfected Liens on the Collateral in favor of the Administrative

     Agent, for the ratable benefit of the Lenders, to the extent that (i) such Liens constitute Liens on General Intangibles, or (ii) such Liens constitute Liens on Equipment located in a jurisdiction listed on Schedule IV, or (iii) such Liens can be perfected by filing a financing statement under the Uniform Commercial Code, as in effect in the relevant jurisdiction, or (iv) such Liens constitute Liens on Vehicles the perfection of which has been requested pursuant to subsection 5(r), which Lien has been properly notated on certificates of title received by the Company, in respect of such Liens that can be perfected by notation thereof on the certificates of title in respect of such Vehicles in accordance with the law of the relevant jurisdiction, or (v) the Company is required to deliver such Collateral to the Administrative Agent pursuant to Section 5(a) hereof, which are prior to all other Liens on the Collateral created by the Company and in existence on the date hereof, except for Liens permitted to exist on the Collateral pursuant to the Credit Agreement, and which are enforceable as such against all creditors of and purchasers from the Company.

          (c)  Accounts and Records.  The amount represented by the Company to
               --------------------
     the Administrative Agent from time to time as owing by each account debtor or by all account debtors in respect of the Accounts will at such time be the correct amount actually owing by such account debtor or debtors thereunder in all material respects, subject to adjustments in the ordinary course of business. No amount payable to the Company under or in connection with any Account, Contract or License in excess of $100,000 is evidenced by any Instrument or Chattel Paper which has not been delivered to the Administrative Agent. The place where the Company keeps its records concerning the Accounts and the other Collateral is One Concourse Parkway, Suite 600, Atlanta, Georgia 30328.

          (d)  Consents.  Each Contract and License is in full force and effect
               --------
     and, to the best knowledge of the Company, constitutes a valid and legally enforceable obligation of the other obligor in respect thereof or parties thereto, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally. No consent or authorization of, filing with or other act by or in respect of any Governmental Authority is required in connection with the execution, delivery, performance, validity or enforceability of any of the Accounts, Licenses or Contracts by any party thereto other than those which have been duly obtained, made or performed, are in full force and effect and do not subject the scope of any such Account, License or Contract to any material adverse limitation, either specific or general in nature. Neither the Company nor (to the best of the Company's knowledge) any other party to any Account, License or Contract is in default in the performance or observance of any of the terms thereof. The Company has fully performed all its material obligations under each License and Contract to the extent such obligations are required to be performed on or prior to the date hereof. The right, title and interest of the Company in, to and under each Account, License and Contract are not subject to any defense, offset, counterclaim or claim which would materially adversely affect the value of such Account,

     License or Contract as Collateral, nor have any of the foregoing been asserted or alleged against the Company as to any of the foregoing.

          (e)  Inventory.  The Inventory is kept at the locations listed on
               ---------
     Schedule IV hereto, as amended or supplemented from time to time pursuant to Section 5(l) hereof.

          (f)  Equipment.  The Equipment is kept at the locations listed on
               ---------
     Schedule IV hereto, as amended or supplemented from time to time pursuant to Section 5(o) hereof.

          (g)  Chief Executive Office.  The Company's chief executive office and
               ----------------------
     chief place of business is located at One Concourse Parkway, Suite 600, Atlanta, Georgia 30328.

          (h)  Farm Products.  None of the Collateral constitutes, or is the
               -------------
     Proceeds of, Farm Products.

          (i)  Patents, Trademarks and Copyrights.  Schedule II hereto includes
               ----------------------------------
     all material Patents and Patent Licenses owned by the Company in its own name as of the date hereof. Schedule III hereto includes all material Trademarks and Trademark Licenses owned by the Company in its own name as of the date hereof. Schedule I hereto includes all material Copyrights in which the Company has any colorable claim of ownership as of the date hereof. To the best of the Company's knowledge, each Patent and Trademark is valid, subsisting, unexpired and enforceable and has not been abandoned. Except as set forth in Schedule II or Schedule III, none of such Patents and Trademarks is the subject of any licensing or franchise agreement. All licenses of the Company's Trademarks are in force and, to the best knowledge of the Company, not in default. No holding, decision or judgment has been rendered by any Governmental Authority with respect to any Patent or Trademark which would limit, cancel or question the validity of any Patent or Trademark. No action or proceeding is pending or, to the knowledge of the Company, threatened (i) seeking to limit, cancel or question the validity of any material Patent or Trademark or the Company's ownership thereof, or (ii) which, if adversely determined, would have a material adverse effect on the value of any material Patent or Trademark.

          (j)  Power and Authority; Authorization.  The Company has the
               ----------------------------------
     corporate power and authority and the right to execute and deliver, to perform its obligations under, and to grant the Lien on the Collateral pursuant to, this Security Agreement and has taken all necessary corporate action to authorize its execution, delivery and performance of, and grant of the Lien on the Collateral pursuant to, this Security Agreement.

          (k)  Governmental Obligors.  Governmental Authorities are party to
               ----------------------
     approximately 5% of the total Contracts of the Company and its Subsidiaries.

          (l)  No Litigation. No litigation, investigation or proceeding of or
               -------------
     before any arbitrator or Governmental Authority is pending or, to the knowledge of the Company, threatened by or against the Company or against any of its properties or revenues with respect to this Security Agreement or any of the transactions contemplated hereby which would have a material adverse effect upon any material portion of the Collateral or the granting of the security interests hereby.

          5.   Covenants.  The Company covenants and agrees with the
               ---------
Administrative Agent and the Lenders that, from and after the date of this Security Agreement until the Obligations are paid in full, the Commitments are terminated and either no Letters of Credit are outstanding or each outstanding Letter of Credit has been cash collateralized so that it is fully secured to the satisfaction of the Administrative Agent:

          (a)  Further Documentation; Pledge of Instruments and Chattel Paper.
               --------------------------------------------------------------
     (i) At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of the Company, the Company will promptly and duly execute and deliver such further instruments and documents and take such further action as the Administrative Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Security Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the Liens created hereby. The Company also hereby authorizes the Administrative Agent to file any such financing or continuation statement without the signature of the Company to the extent permitted by applicable law. A carbon, photographic or other reproduction of this Security Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

          (ii) If any amounts payable under or in connection with any of the Collateral having a face value in excess of $1,000,000 in the aggregate at any one time outstanding shall be or become evidenced by any Instruments or Chattel Paper, such Instruments or Chattel Paper shall be immediately delivered to the Administrative Agent, duly endorsed in a manner satisfactory to the Administrative Agent, to be held as Collateral pursuant to this Security Agreement. So long as no Default or Event of Default has occurred and is continuing, upon request by the Company, the Administrative Agent shall make available any pledged Collateral to the Company, or its designee, that the Company specifies is required for the purpose of ultimate sale, exchange, presentation, collection, renewal, registration or transfer thereof, provided that in each case arrangements reasonably
                       --------
     satisfactory to the Administrative Agent shall be made for the return of such pledged Collateral within 21 days from the time of delivery by the Administrative Agent, except for pledged Collateral that has been fully repaid, satisfied, or transferred as permitted hereunder.

          (iii) Notwithstanding anything set forth in this Security Agreement to the contrary, so long as no Default or Event of Default has occurred and is continuing, the Company shall not be required to deliver to the Administrative Agent any Instruments or Chattel Paper to be held by the Administrative Agent as Collateral pursuant to this Security Agreement so long as the aggregate amount evidenced by all such Instruments and Chattel Paper does not exceed $1,000,000 at any one time outstanding.

          (b)  Indemnification.  The Company agrees to pay, and to save the
               ---------------
     Administrative Agent and the Lenders harmless from, any and all liabilities, costs and expenses (including, without limitation, reasonable legal fees and expenses) (i) with respect to, or resulting from, any delay in paying, any and all excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral, (ii) with respect to, or resulting from, any delay by the Company in complying with any Requirement of Law applicable to any of the Collateral or (iii) in connection with any of the transactions contemplated by this Security Agreement; provided, that the Company shall not be liable for the payment
                --------
     of any portion of such liabilities, costs or expenses resulting from the gross negligence or willful misconduct of the Administrative Agent or any of the Lenders. Without limiting the preceding sentence, the Company will indemnify and save and keep harmless the Administrative Agent and each Lender from and against all expense, loss or damage suffered by reason of any counterclaim of the account debtor or obligor thereunder, arising out of a breach by the Company of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or obligor or its successors from the Company.

          (c)  Maintenance of Records.  The Company will keep and maintain at
               ----------------------
     its own cost and expense satisfactory and complete records of the Collateral, including, without limitation, a record of all payments received and all credits granted with respect to the Accounts, Contracts and Licenses. The Company will mark its internal books and records pertaining to the Collateral to evidence this Security Agreement and the security interests granted hereby. For the Administrative Agent's and the Lenders' further security, the Administrative Agent, for the ratable benefit of the Lenders, shall have a security interest in all of the Company's books and records pertaining to the Collateral, and the Company shall make available for review any such books and records to the Administrative Agent or to its representatives during normal business hours at the reasonable request of the Administrative Agent. The Company shall permit representatives of any Lender, upon reasonable notice (but no more frequently than monthly unless a Default or Event of Default shall have occurred and be continuing), to visit and inspect any of its properties and examine and make abstracts from any of its books and records at any reasonable time and as often as may reasonably be requested upon reasonable notice, and to discuss the business, operations, assets and financial and other condition of the Company and its Subsidiaries with officers and employees thereof and with their independent certified public accountants.

          (d)  Right of Inspection.  The Administrative Agent and the Lenders
               -------------------
     shall upon reasonable notice (but no more frequently than monthly) unless a Default or Event of Default shall have occurred and be continuing, have full and free reasonable access during normal business hours to all the books, correspondence and records of the Company, and the Administrative Agent and the Lenders and their respective representatives may examine the same, take extracts therefrom and make photocopies thereof at any reasonable time and as may be reasonably required upon reasonable notice, and the Company agrees to render to the Administrative Agent at the Company's cost and expense, and to the Lenders, such clerical and other assistance as may be reasonably requested with regard thereto. The Administrative Agent and the Lenders shall keep such information thereby obtained confidential to the extent set forth in subsection 12.6(f) of the Credit Agreement.

          (e)  Compliance with Laws, etc.  The Company will comply in all
               -------------------------
     material respects with all Requirements of Law applicable to the Collateral or any part thereof or to the operation of the Company's business; provided, however, that the Company may contest any Requirement of Law in
     --------  -------
     any reasonable manner which shall not, in the reasonable opinion of the Administrative Agent, adversely affect the Administrative Agent's or the Lenders' rights or the priority of their Liens on the Collateral.


          (f)  Compliance with Terms of Contracts, etc.  The Company will
               ---------------------------------------
     perform and comply in all material respects with all its obligations under the Contracts and all its other Contractual Obligations relating to the Collateral.

          (g)  Payment of Obligations.  The Company will pay promptly when due
               ----------------------
     all material taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of its income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if (i) the validity thereof is being contested in good faith by appropriate proceedings, (ii) such proceedings do not involve any material danger of the sale, forfeiture or loss of any of the Collateral or any interest therein and (iii) such charge is adequately reserved against on the Company's books in accordance with GAAP.

          (h)  Limitation on Liens on Collateral.  The Company will not create,
               ---------------------------------
     incur or permit to exist, will take all commercially reasonable actions to defend the Collateral against, and will take such other commercially reasonable action as is necessary to remove, any Lien or claim on or to the Collateral, other than the Liens created hereby and other than as permitted pursuant to the Credit Agreement, and will take all commercially reasonable actions to defend the right, title and interest of the Administrative Agent and the Lenders in and to any of the Collateral against the claims and demands of all Persons whomsoever.

          (i)  Limitations on Dispositions of Collateral.  The Company will not
               -----------------------------------------
     sell, transfer, lease or otherwise dispose of any of the Collateral, or attempt, offer or contract to do so except for sales of assets permitted by the Credit Agreement. Concurrently with any such permitted disposition, the property acquired by a transferee in such disposition shall automatically be released from the security interest created by this Security Agreement (the "Security Interest"). It is acknowledged and
                              -----------------
     agreed that notwithstanding any release of property from the Security Interest in accordance with the foregoing provisions of this Section, the Security Interest shall in any event continue in the Proceeds of Collateral. The Administrative Agent shall promptly execute and deliver (and, when appropriate, shall cause any separate agent, co-agent or trustee to execute and deliver) any releases, instruments or documents reasonably requested by the Company to accomplish or confirm the release of Collateral provided by this Section. Any such release of Collateral provided by the Administrative Agent shall specifically describe that portion of the Collateral to be released, shall be expressed to be unconditional and shall be without recourse or warranty (other than a warranty that the Administrative Agent has not assigned its rights and interests to any other Person). The Company shall pay all of the Administrative Agent's reasonable expenses in connection with any release of Collateral.

          (j)  Limitations on Modifications, Waivers, Extensions of Agreements
               ---------------------------------------------------------------
     Giving Rise to Accounts.  The Company will not (i) amend, modify, terminate
     -----------------------
     or waive any provision of any Contract, agreement or lease giving rise to an Account or License in any manner which could reasonably be expected to materially adversely affect the value of such Contract, Account or License as Collateral, except in a manner consistent with the ordinary and customary conduct of its business, (ii) fail to exercise promptly and diligently each and every material right which it may have under each material Contract, agreement or lease giving rise to an Account or License (other than any right of termination), except in a manner consistent with the ordinary and customary conduct of its business or (iii) fail to deliver to the Administrative Agent upon its reasonable request a copy of each material demand, notice or document received by it relating in any way to any material Contract, agreement or lease giving rise to an Account or License.

          (k)  Limitations on Discounts, Compromises, Extensions of Accounts.
               -------------------------------------------------------------
     Other than in the ordinary course of business as generally conducted by the Company over a period of time, the Company will not grant any extension of the time of payment of any of the Accounts, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partially, any Person liable for the payment thereof, or allow any credit or discount whatsoever thereon.

          (l)  Maintenance of Equipment.  The Company will maintain each item of
               ------------------------
     Equipment in good operating condition, ordinary wear and tear and immaterial impairments of value and damage by the elements excepted, and will provide all maintenance, service and repairs necessary for such purpose.

          (m)  Further Identification of Collateral.  The Company will furnish
               ------------------------------------
     to the Administrative Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail.

          (n)  Notices.  The Company will advise the Administrative Agent and
               -------
     the Lenders promptly, in reasonable detail, at their respective addresses set forth in the Credit Agreement, (i) of any Lien (other than Liens created hereby or permitted under the Credit Agreement) on, or claim asserted against, any of the Collateral and (ii) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the Liens created hereunder.

          (o)  Changes in Locations, Name, etc.   The Company will not (i)
               -------------------------------
     change the location of its chief executive office/chief place of business from that specified in Section 4(g) or remove its books and records from the location specified in Section 4(c), (ii) remove any material amount of the Inventory or Equipment to, or keep any material amount of Inventory or Equipment at, a location other than those listed on Schedule IV hereto, or
     (iii) change its name (including the adoption of any new trade name), identity or corporate structure to such an extent that any financing statement filed by the Administrative Agent in connection with this Security Agreement would become seriously misleading, unless it shall have provided at least 15 days prior written notice to the Administrative Agent of any such event and provide the Administrative Agent with the new location of its chief executive office/chief place of business and its books and records, the location of the Inventory and Equipment and the change in the Company's name, as the case may be. Any notice given pursuant to this Section 5(o) shall be deemed to amend Section 4(c) and 4(g) hereof or Schedule IV hereto, as the case may be. In connection with any actions permitted pursuant to clause (i) of this Section 5(o), the Administrative Agent shall be entitled to receive any legal opinions it reasonably requests as to the continued perfection of the security interest granted hereby in the Collateral, which opinions shall be deemed satisfactory to the Administrative Agent if substantially similar to the perfection opinions given by Gibson, Dunn & Crutcher on the Closing Date.

          (p)  Copyrights.  The Company (i) will employ the Copyright for each
               ----------
     material published work with such notice of copyright as may be required by law to secure copyright protection and (ii) will not do any act or knowingly omit to do any act whereby any material Copyright may become invalidated and:

               (A) will not do any act, or omit to do any act, whereby any material Copyright may become injected into the public domain;

               (B) shall notify the Administrative Agent immediately if it knows, or has reason to know, that any material Copyright may become injected into the public domain or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any court or tribunal in the United States or any other country) regarding the Company's ownership of any such Copyright or its validity;

               (C) will take all necessary steps as it shall deem appropriate under the circumstances, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of each material Copyright owned by the Company including, without limitation, filing of applications for renewal, where necessary; and

               (D) will promptly notify the Administrative Agent of any material infringement of any material Copyright of the Company of which it becomes aware and will take such actions as it shall reasonably deem appropriate under the circumstances to protect such Copyright, including, where appropriate, the bringing of suit for infringement, seeking injunctive relief and seeking to recover any and all damages for such infringement.

          (q)  Patents and Trademarks.
               ----------------------

               (i) The Company (either itself or through licensees) will, except with respect to any Trademark that the Company shall reasonably determine is of immaterial economic value to it or otherwise reasonably determines not to do so, (A) continue to use each Trademark on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (B) maintain as in the past the quality of products and services offered under such Trademark, (C) use reasonable efforts to employ such Trademark with the appropriate notice of registration, (D) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless within 45 days after such use or adoption the Administrative Agent, for the ratable benefit of the Lenders, shall obtain a perfected security interest in such mark pursuant to this Security Agreement, and (E) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any Trademark may become invalidated.

              (ii) The Company will not, except with respect to any Patent that the Company shall reasonably determine is of immaterial economic value to it or otherwise reasonably determine so to do, do any act, or omit to do any act, whereby any Patent may become abandoned or dedicated.

             (iii) The Company will notify the Administrative Agent and the Lenders immediately if it knows, or has reason to know, that any application relating to any Patent, or any application or registration relating to any Trademark may become abandoned or dedicated, or of any adverse determination or material development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or any court or tribunal in any country) regarding the Company's ownership of any Patent or Trademark or its right to register the same or to keep and maintain the same.

              (iv) Whenever the Company, either by itself or through any agent, employee, licensee or designee, shall file an application for any Patent or for the registration of any Trademark with the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, the Company shall report such filing to the Administrative Agent and the Lenders within five Business Days after the last day of the fiscal quarter in which such filing occurs. Upon request of the Administrative Agent, the Company shall execute and deliver any and all agreements, instruments, documents, and papers as the Administrative Agent may request to evidence the Administrative Agent's and the Lenders' security interest in any Patent or Trademark and the goodwill and general intangibles of the Company relating thereto or represented thereby, and the Company hereby appoints and constitutes the Administrative Agent its attorney-in-fact to execute and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power being coupled with an interest and is irrevocable until the Obligations are paid in full, the Commitments are terminated and no Letters of Credit are outstanding.

               (v) The Company, except with respect to any Patent or Trademark the Company shall reasonably determine is of immaterial economic value to it or it otherwise reasonably determines not to so do and except with respect to any Trademark that is not registrable, will take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration or Patent) and to maintain each Patent and each registration of Trademarks, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability when appropriate.

              (vi) In the event that any Patent or Trademark included in the Collateral is infringed, misappropriated or diluted by a third party, the Company shall promptly notify the Administrative Agent and the Lenders after it learns thereof and shall, unless the Company shall reasonably determine that such Patent or Trademark is of immaterial economic value to the Company, which determination the Company shall promptly report to the Administrative Agent and the Lenders, promptly sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution, or take such other actions as the Company shall reasonably deem appropriate under the circumstances to protect such Patent or Trademark.

          (r)  Vehicles.
               --------

               (i) The Company will maintain each Vehicle in good operating condition, ordinary wear and tear and immaterial impairments of value and damage by the elements excepted, and will provide all maintenance, service and repairs necessary for such purpose.

              (ii) Within 30 days of the Administrative Agent's request, all applications for certificates of title/ownership indicating the Administrative Agent's security interest in the Vehicle covered by such certificate, and any other necessary documentation, shall be filed in each office in each jurisdiction which the Administrative Agent shall deem advisable to perfect its and the Lenders' security interests in the Vehicles; after such request, no Vehicle shall be removed from the state which has issued the certificate of title/ownership therefor for a period in excess of four months.

          6.   Administrative Agent's Appointment as Attorney-in-Fact.
               ------------------------------------------------------

          (a)  Powers.  The Company hereby irrevocably constitutes and appoints
               ------
     the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Company and in the name of the Company or in its own name, from time to time after the occurrence, and during the continuation, of an Event of Default in the Administrative Agent's discretion, for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement, and, without limiting the generality of the foregoing, the Company hereby gives the Administrative Agent the power and right, on behalf of the Company, without notice to or assent by the Company, to do the following:

               (i) in the name of the Company or its own name, or otherwise, to take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Account, Instrument, License or General Intangible or with respect to any other Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Administrative Agent for the purpose of collecting any and all such moneys due under any Account, Instrument, License or General Intangible or with respect to any other Collateral whenever payable;

              (ii) to pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, provided that if such taxes are
                                             --------
          being contested in good faith and by appropriate proceedings, the Administrative Agent and the Lenders will consult with the Company before making any such payment; and

             (iii) (A) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct; (B) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (C) to sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against the Company with respect to any Collateral; (F) to settle, compromise or adjust any suit, action or proceeding described in clause (E) above and, in connection therewith, to give such discharges or releases as the Administrative Agent may deem appropriate; (G) to assign any Patent or Trademark (along with the goodwill of the business to which any such Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Administrative Agent shall in its sole discretion determine; and
          (H) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and to do, at the Administrative Agent's option and the Company's expense, at any time, or from time to time, all acts and things which the Administrative Agent reasonably deems necessary to protect, preserve or realize upon the Collateral and the Administrative Agent's and the Lenders' Liens thereon and to effect the intent of this Security Agreement, all as fully and effectively as the Company might do.

The Company hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

          (b)  Other Powers.  The Company also authorizes the Administrative
               ------------
     Agent and the Lenders, at any time and from time to time, to execute, in connection with the sale provided for in Section 8 hereof, any indorsement, assignments or other instruments of conveyance or transfer with respect to the Collateral.

          (c)  No Duty on Administrative Agent's or Lenders' Part.  The powers
               --------------------------------------------------
     conferred on the Administrative Agent and the Lenders hereunder are solely to protect the

     Administrative Agent's and the Lenders' interests in the Collateral and shall not impose any duty upon the Administrative Agent or any Lender to exercise any such powers. The Administrative Agent and the Lenders shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to the Company for any act or failure to act hereunder, except for their own gross negligence or willful misconduct or failure to comply with mandatory provisions of applicable law.

          7.   Performance by Administrative Agent of Company's Obligations.  If
               ------------------------------------------------------------
the Company fails to perform or comply with any of its agreements contained herein and the Administrative Agent, as provided for by the terms of this Security Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the expenses of the Administrative Agent incurred in connection with such performance or compliance, together with interest thereon at a rate per annum equal to 2% plus the Alternate Base Rate, shall be payable by the Company to the Administrative Agent on demand and shall constitute Obligations secured hereby; provided, however, that the Administrative Agent shall in any event first have given the Company written notice of its intent to do the same and the Company shall not have, within 30 days of such notice (or such shorter period as the Administrative Agent may reasonably determine is necessary in order to preserve the benefits of this Security Agreement with respect to any material portion of the Collateral), paid such claim or obtained to the Administrative Agent's satisfaction the release of the claim or Lien to which such notice relates.

          8.   Remedies.  If an Event of Default shall occur and be continuing,
               --------
the Administrative Agent on behalf of the Lenders may exercise, in addition to all other rights and remedies granted to them in this Security Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Company or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give an option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Administrative Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Administrative Agent or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Company, which right or equity is hereby waived and released. The Administrative Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Administrative Agent and the Lenders hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in such order as the Administrative Agent may elect subject to subsection 5.9 of the Credit Agreement, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, including, without limitation,
Section 9-504(1)(c) of the Code, need the Administrative Agent account for the surplus, if any, to the Company. To the extent permitted by applicable law, the Company waives all claims, damages and demands it may acquire against the Administrative Agent or any Lender arising out of the exercise by them of any rights hereunder, except to the extent arising from the gross negligence or willful misconduct of the Administrative Agent or such Lender. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. The Company shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorneys employed by the Administrative Agent or any Lender to collect such deficiency.

          9.   Amendments, etc. with Respect to the Obligations.  The Company
               ------------------------------------------------
shall remain obligated hereunder, and the Collateral shall remain subject to the Lien granted hereby notwithstanding that, without any reservation of rights against the Company, and without notice to or further assent by the Company, any demand for payment of any of the Obligations made by the Administrative Agent, the Issuing Lender or any Lender may be rescinded by the Administrative Agent, the Issuing Lender or any Lender, and any of the Obligations continued, and the Obligations, or the liability of the Company or any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered, or released by the Administrative Agent, the Issuing Lender or any Lender, and the Credit Agreement, the Notes, the other Credit Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or part, as the Administrative Agent, the Issuing Lender or any Lender may deem advisable from time to time, and any guarantee, right of offset or other collateral security at any time held by the Administrative Agent, the Issuing Lender or any Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. None of the Administrative Agent, the Issuing Lender or any Lender shall have any obligation to protect, secure, perfect or insure this or any other Lien at any time held by it as security for the Obligations or any property subject thereto. The Company waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Administrative Agent, the Issuing Lender or any Lender upon this Security Agreement; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Security Agreement; and all dealings between the Company and the Administrative Agent, the Issuing Lender or any Lender, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Security

Agreement. The Company waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Company with respect to the Obligations.

          10.  Limitation on Duties Regarding Preservation of Collateral.  The
               ---------------------------------------------------------
Administrative Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar property for its own account. Neither the Administrative Agent, any Lender, nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Company or otherwise.

          11.  Delegation of Duties.  The Administrative Agent may execute any
               --------------------
of its duties under this Security Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care, except as otherwise provided in subsection 11.3 of the Credit Agreement.

          12.  Powers Coupled with an Interest.  All authorizations and agencies
               -------------------------------
herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

          13.  Severability.  Any provision of this Security Agreement which is
               ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          14.  Section Headings.  The section headings used in this Security
               ----------------
Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

          15.  No Waiver; Cumulative Remedies.   Neither the Administrative
               ------------------------------
Agent, the Issuing Lender nor any Lender shall by any act (except by a written instrument pursuant to Section 16 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent, the Issuing Lender or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent, the Issuing Lender or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent, the Issuing Lender or such Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

          16.  Integration; Waivers and Amendments; Successors and Assigns;
               ------------------------------------------------------------
Governing Law.  This Security Agreement represents the entire agreement of the
- -------------
Company with respect to the subject matter hereof and there are no promises or representations by the Administrative Agent or any Lender relative to the subject matter hereof not reflected herein or in the other Credit Documents. None of the terms or provisions of this Security Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Company and the Administrative Agent, provided that any
                                                      --------
provision of this Security Agreement may be waived by the Administrative Agent in a written letter or agreement executed by the Administrative Agent or by telex or facsimile transmission from the Administrative Agent. This Security Agreement shall be binding upon the successors and assigns of the Company and shall inure to the benefit of the Administrative Agent and the Lenders and their respective successors and assigns. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          17.  Notices.  All notices, requests and demands to or upon the
               -------
Company or the Administrative Agent or any Lender to be effective shall be in writing or by telecopy or telex and unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or, in the case of mail, three days after deposit in the postal system, first class postage prepaid, or, in the case of telecopy notice, when sent, or, in the case of telex notice, when sent, answerback received, addressed to a party at the address provided for such party in the Credit Agreement.

          18.  Counterparts.  This Security Agreement may be executed by one or
               ------------
more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          19.  Authority of Administrative Agent.  The Company acknowledges that
               ---------------------------------
the rights and responsibilities of the Administrative Agent under this Security Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Security Agreement shall, as between the Administrative Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Company, the Administrative Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and the Company shall not be under any obligation, or entitlement, to make any inquiry respecting such authority.

          20.  Releases.  The Administrative Agent and the Lenders agree to
               --------
cooperate with the Company and its Subsidiaries with respect to any sale permitted by subsection 9.5 of the Credit Agreement and promptly take such action and execute and deliver such instruments and documents necessary to release the Liens and security interests created hereby relating to any of the assets or property affected by any sale permitted by subsection 9.5 of the Credit Agreement including, without limitation, any necessary Uniform Commercial Code amendment, termination or partial termination statement.

          21.  Termination.  This Security Agreement (other than with respect to
               -----------
any cash collateral securing any outstanding Letter of Credit) shall terminate when all the Obligations have been paid in full, the Commitments are terminated and either no Letters of Credit are outstanding or each outstanding Letter of Credit has been cash collateralized so that it is fully secured to the satisfaction of the Administrative Agent. Upon such termination, the Administrative Agent shall reassign and redeliver (or cause to be reassigned and redelivered) to the Company, or to such person or persons as the Company shall designate, or to whomever may be lawfully entitled to receive such surplus, against receipt, such of the Collateral (if any) (other than with respect to any cash collateral securing any outstanding Letter of Credit) as shall not have been sold or otherwise applied by the Administrative Agent pursuant to the terms hereof and shall still be held by it hereunder, together with appropriate instruments or reassignment and release. Any such reassignment and release shall be without recourse upon or warranty by the Administrative Agent (other than a warranty that the Administrative Agent has not assigned its rights and interests hereunder to any Person) and at the expense of the Company.

          IN WITNESS WHEREOF, the Company and the Administrative Agent have caused this Security Agreement to be duly executed and delivered as of the date first above written.

                              SIMMONS ACQUISITION CORP.


                              By:/s/ John M. Kenney
                                 ---------------------------------
                                 Title:  Vice President & Assistant
                                         Secretary



                              CHEMICAL BANK, as Administrative Agent


                              By:/s/ Scott S. Ward
                                 ---------------------------------
                                 Title:   Vice President

                                                              Schedule I to
                                                              Security Agreement



                        Copyrights and Copyright Licenses
                        ---------------------------------

                                                              Schedule II to
                                                              Security Agreement



                           Patents and Patent Licenses
                           ---------------------------

                                                              Schedule III to
                                                              Security Agreement



                        Trademarks and Trademark Licenses
                        ---------------------------------

                                                              Schedule IV to
                                                              Security Agreement



                 Locations of Inventory and Equipment Locations
                 ----------------------------------------------

                            HOLDINGS PLEDGE AGREEMENT
                            -------------------------


          PLEDGE AGREEMENT, dated as of March 22, 1996, made by SIMMONS HOLDINGS INC., a Delaware corporation (the "Pledgor"), in favor of CHEMICAL BANK, a New
                                   -------
York banking corporation, as administrative agent (in such capacity, the "Administrative Agent") for the several lenders (the "Lenders") from time to
 --------------------                                 -------
time parties to the Credit Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"),
                                                           ----------------
among Simmons Acquisition Corp., a Delaware corporation (to be merged with and into Simmons Company, the "Company"), the Lenders and the Administrative Agent.
                           -------


                              W I T N E S S E T H :
                              - - - - - - - - - -


          WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make loans to, and the Issuing Lender (as defined in the Credit Agreement) has agreed to issue and certain of the Lenders have agreed to participate in certain letters of credit for the account of the Company upon the terms and subject to the conditions set forth therein, such loans being evidenced by the notes issued by the Company;

          WHEREAS, the Pledgor is the owner of the shares of Pledged Stock (as hereinafter defined) issued by the Company listed on Schedule I hereto; and

          WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective loans to, and the obligation of the Issuing Lender to issue and the Lenders to participate in letters of credit for the account of, the Company under the Credit Agreement that the Pledgor shall have executed and delivered this Pledge Agreement to the Administrative Agent for the ratable benefit of the Lenders;

          NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent, the Issuing Lender and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective loans and the Issuing Lender to issue and the Lenders to participate in the letters of credit under the Credit Agreement, the Pledgor hereby agrees with the Administrative Agent, for the ratable benefit of the Lenders, as follows:

          1.   Defined Terms.  Unless otherwise defined herein, terms that are
               -------------
defined in the Credit Agreement and used herein are so used as so defined, and the following terms shall have the following meanings:

          "Code" means the Uniform Commercial Code from time to time in effect
           ----
     in the State of New York.

          "Collateral" means the Pledged Stock and all Proceeds.
           ----------

          "Obligations" means (i) the unpaid principal amount of, and interest
           -----------
     on (including interest accruing on or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Company, whether or not a claim for such post-filing or post-petition interest is allowed), the Loans and all other obligations and liabilities of the Company to the Administrative Agent, the Issuing Lender or the Lenders, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, any Letter of Credit or L/C Application, the other Credit Documents and any other document executed and delivered or given in connection therewith or herewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all reasonable fees and disbursements of counsel to the Administrative Agent, the Issuing Lender or to the Lenders that are required to be paid by the Company pursuant to the terms of the Credit Agreement) or otherwise, and (ii) all obligations of the Company to any Lender or Lenders or its or their Affiliates under or in respect of any Interest Rate Agreement.

          "Pledge Agreement" means this Pledge Agreement, as amended,
           ----------------
     supplemented or otherwise modified from time to time.

          "Pledged Stock" means the shares of capital stock of the Company
           -------------
     listed on Schedule I hereto, together with all stock certificates, options or rights of any nature whatsoever that may be issued or granted by the Company to the Pledgor while this Pledge Agreement is in effect.

          "Proceeds" means all "proceeds", as such term is defined in Section 9-
           --------
     306(1) of the Code on the date hereof, of the Pledged Stock, and, in any event, shall include, without limitation, all dividends or other income from the Pledged Stock, collections thereon or distributions with respect thereto.

          2.   Pledge; Grant of Security Interest.  The Pledgor hereby delivers
               ----------------------------------
to the Administrative Agent, for the ratable benefit of the Lenders, all certificates or instruments representing or evidencing the Pledged Stock on the date hereof, and hereby transfers and grants to the Administrative Agent, for the ratable benefit of the Lenders, a first priority security interest in all of the Pledgor's right, title and interest in the Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

          3.   Stock Powers.  Concurrently with the delivery to the
               ------------
Administrative Agent of each certificate representing one or more shares of Pledged Stock, the Pledgor shall deliver an undated stock power covering such certificate, duly executed in blank by the Pledgor.

          4.   Representations and Warranties.  The Pledgor represents and
               ------------------------------
warrants that:

          (a) the shares of Pledged Stock constitute (i) all the issued and outstanding shares of all classes of the Capital Stock of the Company owned by the Pledgor and (ii) on the date hereof, at least 84% of the issued and outstanding shares of all classes of the Capital Stock of the Company;

          (b) all the shares of Pledged Stock have been duly and validly issued and are fully paid and nonassessable;

          (c) the Pledgor is the record and beneficial owner of the Pledged Stock, free of any and all Liens or options in favor of, or claims of, any other Person, except the Lien created by this Pledge Agreement; and

          (d) upon delivery to the Administrative Agent of the stock certificates evidencing the Pledged Stock, the Lien granted pursuant to this Pledge Agreement will constitute a valid, perfected first priority Lien on the Collateral (except, with respect to Proceeds, only to the extent permitted by Section 9-306 of the Code), enforceable as such against all creditors of the Pledgor and any Persons purporting to purchase any Collateral from the Pledgor.

The Pledgor agrees that the foregoing representations and warranties shall be deemed to have been made by the Pledgor on each Borrowing Date occurring on or after the date hereof under the Credit Agreement, on and as of such Borrowing Date as though made hereunder on and as of such date.

          5.   Covenants.  The Pledgor covenants and agrees with the
               ---------
Administrative Agent and the Lenders that, from and after the date of this Pledge Agreement until the Obligations are paid in full and the Commitments are terminated and either no Letters of Credit are outstanding or each outstanding Letter of Credit has been cash collateralized so that it is fully secured to the satisfaction of the Administrative Agent:

          (a) If the Pledgor shall, as a result of its ownership of the Pledged Stock, become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of capital stock of the Company, whether in addition to, in substitution of, as a conversion of, or in exchange for any shares of the Pledged Stock, or otherwise in respect thereof, the Pledgor shall accept the same as the agent of the Administrative Agent and the Lenders, hold the same in trust for the Administrative Agent and the Lenders and deliver the same forthwith to the Administrative Agent in the exact form received, duly indorsed by the Pledgor to the Administrative Agent, if required, together with an undated stock power covering such certificate duly executed in blank by the Pledgor and with, if the Administrative Agent so

                                                                               4
requests, signature guaranteed, to be held by the Administrative Agent, subject to the terms hereof, as additional collateral security for the Obligations.

          (b) Without the prior written consent of the Administrative Agent, the Pledgor will not (i) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral, or (ii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for the Lien provided for by this Pledge Agreement. The Pledgor will defend the right, title and interest of the Administrative Agent, the Issuing Lender and the Lenders in and to the Collateral against the claims and demands of all Persons whomsoever.

          (c) At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of the Pledgor, the Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Administrative Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Pledge Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered to the Administrative Agent, duly endorsed in a manner satisfactory to the Administrative Agent, to be held as Collateral pursuant to this Pledge Agreement.

          (d) The Pledgor agrees to pay, and to save the Administrative Agent, the Issuing Lender and the Lenders harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Pledge Agreement.

          6.   Cash Dividends; Voting Rights.  Unless an Event of Default shall
               -----------------------------
have occurred and be continuing, the Pledgor shall be permitted to receive all cash dividends paid by the Company to the extent permitted in the Credit Agreement in respect of the Pledged Stock and to exercise all voting and corporate rights with respect to the Pledged Stock, provided, however, that the
                                                    --------  -------
Pledgor agrees that it shall not vote in any way which would be inconsistent with or result in any violation of any provision of the Credit Agreement, the Notes, the Security Documents or any of the other Credit Documents. The Administrative Agent shall, at the Pledgor's sole cost and expense, execute and deliver (or cause to be executed and delivered) to the Pledgor all proxies and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the voting and other rights that it is entitled to exercise pursuant to this Section 6.

          7.   Rights of the Lenders and the Administrative Agent.  (a)  If an
               --------------------------------------------------
Event of Default shall occur and be continuing, (i) the Administrative Agent shall have the right to receive any and all cash dividends paid in respect of the Pledged Stock and make application thereof to the Obligations in such order as the Administrative Agent may determine, and (ii) all shares of the Pledged Stock may be registered in the name of the Administrative Agent or its nominee, and,

                                                                               5
subject to the terms of this Agreement, the Administrative Agent or its nominee may thereafter exercise (A) all voting, corporate and other rights pertaining to such shares of the Pledged Stock at any meeting of shareholders of the Company or otherwise and (B) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such shares of the Pledged Stock as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of the Company, or upon the exercise by the Pledgor or the Administrative Agent of any right, privilege or option pertaining to such shares of the Pledged Stock, and in connection therewith, the right to deposit and deliver any and all of the Pledged Stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine), all without liability except to account for property actually received by it and except for its gross negligence or willful misconduct or failure to comply with the provisions of Section 12, but the Administrative Agent shall have no duty to the Pledgor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

          (b) The rights of the Administrative Agent, the Issuing Lender and the Lenders hereunder shall not be conditioned or contingent upon the pursuit by the Administrative Agent, the Issuing Lender or any Lender of any right or remedy against any other Person which may be or become liable in respect of all or any part of the Obligations or against any collateral security therefor, guarantee therefor or right of offset with respect thereto. None of the Administrative Agent, the Issuing Lender and any Lender shall be liable for any failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so, nor shall the Administrative Agent be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The Administrative Agent agrees to release promptly to the Pledgor any dividends, cash, securities, instruments and other property paid, payable or otherwise distributed in respect of the Collateral which it may receive under Section 7(a) if, prior to the occurrence of an acceleration of any of the Obligations, all Defaults and Events of Default have been waived or are no longer continuing.

          (c) The Administrative Agent may execute any of its duties under this Pledge Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care, except as otherwise provided in subsection 11.3 of the Credit Agreement.

          8.   Remedies.  In the event that any portion of the Obligations has
               --------
been declared or becomes due and payable in accordance with the terms of the Credit Agreement, the Administrative Agent, on behalf of the Lenders, may exercise, in addition to all other rights and remedies granted in this Pledge Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any

                                                                               6
kind (except any notice required by law referred to below) to or upon the Pledgor, the Company or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of the Administrative Agent, the Issuing Lender or any Lender or elsewhere upon such terms and conditions as it may deem commercially reasonable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Administrative Agent, the Issuing Lender or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Pledgor, which right or equity is hereby waived and released. The Administrative Agent promptly shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Administrative Agent, the Issuing Lender and the Lenders hereunder, including, without limitation, reasonable attorneys' fees and disbursements of counsel to the Administrative Agent, to the payment in whole or in part of the Obligations, in such order as the Administrative Agent may elect subject to subsection 5.9 of the Credit Agreement, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Code, need the Administrative Agent account for the surplus, if any, to the Pledgor. To the extent permitted by applicable law, the Pledgor waives all claims, damages and demands it may acquire against the Administrative Agent, the Issuing Lender or any Lender arising out of the lawful exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. The Pledgor further waives and agrees not to assert any rights or privileges which it may acquire under
Section 9-112 of the Code. The Pledgor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorneys employed by the Administrative Agent or any Lender to collect such deficiency.

          9.   Registration Rights; Private Sales.  (a)  If the Administrative
               ----------------------------------
Agent shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to Section 8, and if in the opinion of the Administrative Agent it is necessary or advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), the Pledgor will cause the Company to (i)
              --------------
execute and deliver, and cause the directors and officers of the Company to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Administrative Agent, necessary or advisable to register the Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for

                                                                               7
a period of 90 days from the date of the first public offering of the Pledged Stock, or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus that, in the opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. The Pledgor agrees to cause the Company to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions that the Administrative Agent shall reasonably designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) that will satisfy the provisions of
Section 11(a) of the Securities Act.

          (b) The Pledgor recognizes that the Administrative Agent may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers that will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale conducted in a manner that the Administrative Agent in good faith believes to be commercially reasonable under the circumstances shall be deemed to have been made in a commercially reasonable manner. The Administrative Agent shall be under no obligation to delay the sale of any of the Pledged Stock for the period of time necessary to permit the Company to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if the Company would agree to do so.

          (c) The Pledgor further agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock, pursuant to this Section 9 valid and binding and in compliance with any and all other applicable Requirements of Law. The Pledgor further agrees that a breach of any of the covenants contained in this Section 9 will cause irreparable injury to the Administrative Agent, the Issuing Lender and the Lenders, that the Administrative Agent, the Issuing Lender and the Lenders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 9 shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants.

          10.  No Subrogation.  Notwithstanding any payment or payments made by
               --------------
the Pledgor hereunder, or any setoff or application of funds of the Pledgor by any Lender, or the receipt of any amounts by the Administrative Agent, the Issuing Lender or any Lender with respect to any of the Collateral, the Pledgor shall not be entitled to be subrogated to any of the rights of the Administrative Agent, the Issuing Lender or any Lender against the Company or against any other collateral security held by the Administrative Agent, the Issuing Lender or any Lender for the payment of the Obligations, nor shall the Pledgor seek any reimbursement from the Company in respect of payments made by the Pledgor in connection with the Collateral, or

                                                                               8
amounts realized by the Administrative Agent, the Issuing Lender or any Lender in connection with the Collateral, and any such rights of subrogation and reimbursement of the Pledgor are hereby waived until all amounts owing to the Administrative Agent and the Lenders by the Company on account of the Obligations are paid in full, the Commitments are terminated and either no Letters of Credit are outstanding or each outstanding Letter of Credit has been cash collateralized so that it is fully secured to the satisfaction of the Administrative Agent.

          11.  Amendments, etc. with Respect to the Obligations.  The Pledgor
               ------------------------------------------------
shall remain obligated hereunder, and the Collateral shall remain subject to the Lien granted hereby, notwithstanding that, without any reservation of rights against the Pledgor, and without notice to or further assent by the Pledgor, any demand for payment of any of the Obligations made by the Administrative Agent, the Issuing Lender or any Lender may be rescinded by the Administrative Agent, the Issuing Lender or such Lender, and any of the Obligations continued, and the Obligations, or the liability of the Company or any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered, or released by the Administrative Agent, the Issuing Lender or any Lender, and the Credit Agreement, the Notes, the Security Documents, the other Credit Documents, any Interest Rate Agreement entered into with any Lender or Lenders and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Lenders (or the Required Lenders, as the case may be) may deem advisable from time to time, and any guarantee, right of offset or other collateral security at any time held by the Administrative Agent, the Issuing Lender or any Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. None of the Administrative Agent, the Issuing Lender and the Lenders shall have any obligation to protect, secure, perfect or insure any other Lien at any time held by it as security for the Obligations or any property subject thereto. The Pledgor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Administrative Agent, the Issuing Lender or any Lender upon this Pledge Agreement; the Obligations, and any of them shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Pledge Agreement; and all dealings between the Company and the Pledgor, on the one hand, and the Administrative Agent, the Issuing Lender and the Lenders, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Pledge Agreement. The Pledgor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Company or the Pledgor with respect to the Obligations.

          12.  Limitation on Duties Regarding Collateral.  The Administrative
               -----------------------------------------
Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar securities and property for its own account. None of the Administrative Agent, the Issuing Lender, any Lender nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize

                                                                               9
upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or otherwise.

          13.  Powers Coupled with an Interest.  All authorizations and agencies
               -------------------------------
herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

          14.  Severability.  Any provision of this Pledge Agreement which is
               ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          15.  Section Headings.  The section headings used in this Pledge
               ----------------
Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

          16.  No Waiver; Cumulative Remedies.  Neither the Administrative
               ------------------------------
Agent, the Issuing Lender nor any Lender shall by any act (except by a written instrument pursuant to Section 17 hereof) be deemed to have waived any right or remedy hereunder or to have acquiesced in any default of any obligation under any Credit Document or in any breach of any of the terms and conditions hereof or thereof. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent, the Issuing Lender or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent, the Issuing Lender or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent, the Issuing Lender or such Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

          17.  Integration; Waivers and Amendments; Successors and Assigns;
               ------------------------------------------------------------
Governing Law.  This Pledge Agreement represents the entire agreement of the
- -------------
Pledgor with respect to the subject matter hereof and there are no promises or representations by the Administrative Agent or any Lender relative to the subject matter hereof not reflected herein or in the other Credit Documents. None of the terms or provisions of this Pledge Agreement may be amended, supplemented or otherwise modified except by a written instrument executed by the Pledgor and the Administrative Agent, provided that any provision of this Pledge Agreement may be waived by the Administrative Agent in a letter or agreement executed by the Administrative Agent or by telex or facsimile transmission from the Administrative Agent. This Pledge Agreement shall be binding upon the successors and assigns of the Pledgor and shall inure to the benefit of the Administrative Agent, the Issuing Lender and the Lenders and their respective successors and assigns. THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED

                                                                              10
AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          18.  Notices.  Notices by the Administrative Agent to the Pledgor or
               -------
the Company may be given by mail, by telex or by facsimile transmission, addressed or transmitted to the Pledgor or the Company at its address or transmission number set forth in subsection 12.2 of the Credit Agreement in the case of the Company and on Schedule II hereto in the case of the Pledgor and shall be effective (a) in the case of mail, three days after deposit in the postal system, first class postage pre-paid, and (b) in the case of telex or facsimile notices, when sent. The Pledgor and the Company may change their respective addresses and transmission numbers by written notice to the Administrative Agent.

          19.  Counterparts.  This Pledge Agreement may be executed by one or
               ------------
more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          20.  Irrevocable Authorization and Instruction to Company.  The
               ----------------------------------------------------
Pledgor hereby authorizes and instructs the Company to comply with any instruction received by it from the Administrative Agent in writing that (a) states that an Event of Default has occurred and is continuing and (b) is otherwise in accordance with the terms of this Pledge Agreement, without any other or further instructions from the Pledgor, and the Pledgor agrees that the Company shall be fully protected in so complying.

          21.  Authority of Administrative Agent.  The Pledgor acknowledges that
               ---------------------------------
the rights and responsibilities of the Administrative Agent under this Pledge Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Pledge Agreement shall, as between the Administrative Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Pledgor, the Administrative Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and neither the Pledgor nor the Company shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

          22.  Termination.  This Pledge Agreement shall terminate when all the
               -----------
Obligations have been fully paid and performed and the Commitments terminated. Upon such termination, the Administrative Agent shall on its behalf and on behalf of the Lenders reassign and redeliver (or cause to be reassigned and redelivered) to the Pledgor, or to such person or persons as the Pledgor shall designate or to whomever may be lawfully entitled to receive such surplus, against receipt, such of the Collateral (if any) as shall not have been sold or otherwise applied by the Administrative Agent pursuant to the terms hereof and shall still be held by it hereunder, together with appropriate instruments of reassignment and release. Any such reassignment shall be without recourse upon or warranty by the Administrative Agent (other than

                                                                              11
a warranty that the Administrative Agent has not assigned its rights and interests hereunder to any other Person) and at the sole cost and expense of the Pledgor.

          IN WITNESS WHEREOF, the undersigned have caused this Pledge Agreement to be duly executed and delivered as of the date first above written.


                                        SIMMONS HOLDINGS, INC.



                                        By:/s/ John M. Kenney
                                           --------------------------------
                                          Name: John M. Kenney
                                          Title:Vice President & Assistant
                                                Secretary


                                        CHEMICAL BANK, as Administrative
                                        Agent



                                        By:/s/ Scott S. Ward
                                           --------------------------------
                                          Name: Scott S. Ward
                                          Title:Vice President

                           ACKNOWLEDGEMENT AND CONSENT


          The Company referred to in the foregoing Pledge Agreement hereby acknowledges receipt of a copy thereof and agrees to be bound thereby and to comply with the terms thereof insofar as such terms are applicable to it. The Company agrees to notify the Administrative Agent promptly in writing of the occurrence of any of the events described in Section 5(a) of the Pledge Agreement. The Company further agrees that the terms of Section 9(c) of the Pledge Agreement shall apply to it, mutatis mutandis, with respect to all
                                    ------- --------
actions that may be required of it under or pursuant to or arising out of
Section 9 of the Pledge Agreement.


                                        SIMMONS ACQUISITION CORP.



                                        By:/s/ John M. Kenney
                                           --------------------------------
                                          Name: John M. Kenney
                                          Title:Vice President

                                                               SCHEDULE I
                                                               ----------
                                                  Holdings Pledge Agreement



                             DESCRIPTION OF PLEDGED STOCK
                             ----------------------------



                              Class        Stock Certi-     No. of
          Issuer              of Stock     ficate No.       Shares
          ------              --------     ------------     ------

                                                                SCHEDULE II
                                                                -----------
                                                  Holdings Pledge Agreement


                                  ADDRESS OF PLEDGOR
                                  ------------------


                         Simmons Holdings, Inc.
                         c/o INVESTCORP International, Inc.
                         280 Park Avenue
                         Floor 37 West
                         New York, New York  10017
                         Attention:  Chris O'Brien
                         Telex:  4976829 INCORP
                         Telecopy:  (212) 983-7073

                         With a copy to:

                         Simmons Acquisition Corp.
                         One Concourse Parkway  Suite 600
                         Atlanta, Georgia 30328
                         Attention:  Chief Financial Officer
                         Telecopy:  (770) 392-2565

                         With a copy to:

                         Gibson, Dunn & Crutcher
                         200 Park Avenue
                         New York, New York  10166
                         Attention:  Charles K. Marquis, Esq.
                         Telex:  177920 GIBTRASK NYK
                         Telecopy:  (212) 949-7606

                               HOLDINGS GUARANTEE
                               ------------------



          HOLDINGS GUARANTEE, dated as of March 22, 1996, made by SIMMONS HOLDINGS, INC., a Delaware corporation (the "Guarantor") in favor of CHEMICAL
                                             ---------
BANK, a New York banking corporation, as administrative agent (in such capacity, the "Administrative Agent") for the banks and other financial institutions (the
      --------------------
"Lenders") that are parties to the Credit Agreement (as hereafter defined).
 -------


                              W I T N E S S E T H :
                              - - - - - - - - - -


          WHEREAS, Simmons Acquisition Corp., a Delaware corporation (to be merged with and into Simmons Company, the "Company"), is party to a Credit
                                           -------
Agreement, dated as of the date hereof, with the Administrative Agent and the Lenders (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement");
                   ----------------

          WHEREAS, pursuant to the terms of the Credit Agreement, the Lenders severally agreed to make certain extensions of credit to the Company;

          WHEREAS, the Guarantor owns directly at least 84% of the issued and outstanding common and preferred stock of the Company;

          WHEREAS, the Guarantor will derive substantial direct and indirect benefit from the making of the extensions of credit; and

          WHEREAS, under the Credit Agreement, the obligation of the Lenders to make the extensions of credit to the Company on and after the date hereof is conditioned upon, among other things, the execution and delivery by the Guarantor of this Guarantee;

          NOW, THEREFORE, in consideration of the premises and to induce the Lenders to enter into the Credit Agreement and to make their respective extensions of credit to the Company under the Credit Agreement, the Guarantor hereby agrees with and for the benefit of the Administrative Agent and the Lenders as follows:

          1.   Defined Terms.  As used in this Guarantee, terms defined in the
               -------------
Credit Agreement or in the preamble or recitals hereto are used herein as therein defined, and the following term shall have the following meaning:

          "Obligations" shall mean (i) the unpaid principal amount of, and
           -----------
     interest on (including interest accruing on or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Company, whether or not a claim for such post-filing or post-petition interest is allowed), the Loans and all other obligations and liabilities of the Company to the Administrative Agent, the Issuing Lender or the Lenders, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, any Letter of Credit or L/C Application, the other Credit Documents and any other document executed and delivered or given in connection therewith or herewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all reasonable fees and disbursements of counsel to the Administrative Agent, the Issuing Lender or the Lenders that are required to be paid by the Company pursuant to the terms of the Credit Agreement) or otherwise, and (ii) all obligations of the Company to any Lender or Lenders or its or their Affiliates under or in respect of any Interest Rate Agreement.

          2.   Guarantee.  (a)  The Guarantor hereby, unconditionally and
               ---------
irrevocably, guarantees to the Administrative Agent and the Lenders and their respective successors, indorsees, transferees and assigns, the prompt and complete payment by the Company when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, and the Guarantor further agrees to pay any and all expenses (including, without limitation, all reasonable fees and disbursements of counsel) which may be paid or incurred by the Administrative Agent, the Issuing Lender or any Lender in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, the Guarantor under this Guarantee.

          (b) No payment or payments made by any of the Company, the Guarantor, any other guarantor or any other Person or received or collected by the Administrative Agent or any Lender from the Company, the Guarantor, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Guarantor hereunder which shall, notwithstanding any such payment or payments other than payments made by the Guarantor in respect of the Obligations or payments received or collected from the Guarantor in respect of the Obligations, remain liable for the Obligations until the Obligations are paid in full, the Commitments are terminated and either no Letters of Credit are outstanding or each outstanding Letter of Credit has been cash collateralized so that it is fully secured to the satisfaction of the Administrative Agent.

          (c) The Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to the Administrative Agent or any Lender on account of its liability hereunder, it will notify the Administrative Agent in writing that such payment is made under this Guarantee for such purpose.

          3.   Right of Set-off.  Upon the occurrence of any Event of Default
               ----------------
under any Credit Document, the Guarantor hereby irrevocably authorizes each Lender at any time and from time to time without notice to the Guarantor, any such notice being expressly waived by the Guarantor, to set off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender to or for the credit or the account of the Guarantor, or any part thereof in such amounts as such Lender may elect, against and on account of the obligations and liabilities of the Guarantor to such Lender hereunder or under the Credit Agreement, the Notes, or the other Credit Documents, as such Lender may elect, whether or not the Administrative Agent or any Lender has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. Each Lender agrees to notify the Guarantor promptly of any such set-off and the application made by such Lender, provided that the failure to give
                                             --------
such notice shall not affect the validity of such set-off and application. The rights of each Lender under this paragraph are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Lender may have.

          4.   No Subrogation.  Notwithstanding any payment or payments made by
               --------------
the Guarantor hereunder or any set-off or application of funds of the Guarantor by any Lender, the Guarantor shall not be entitled to be subrogated to any of the rights of the Administrative Agent or any Lender against the Company or any collateral security or guarantee or right of offset held by any Lender for the payment of the Obligations, nor shall the Guarantor seek or be entitled to seek any contribution or reimbursement from the Company in respect of payments made by the Guarantor hereunder, and any such rights of subrogation and reimbursement of the Guarantor are hereby waived until all amounts owing to the Administrative Agent and the Lenders by the Company on account of the Obligations are paid in full, the Commitments are terminated and either no Letters of Credit are outstanding or each each outstanding Letter of Credit has been cash collateralized so that it is fully secured to the satisfaction of the Administrative Agent.

          5.   Amendments, etc. with respect to the
               ------------------------------------
Obligations; Waiver of Rights.  The Guarantor shall remain obligated hereunder
- -----------------------------
notwithstanding that, without any reservation of rights against the Guarantor and without notice to or further assent by the Guarantor, any demand for payment of any of the Obligations made by the Administrative Agent, the Issuing Lender or any Lender may be rescinded by such party and any of the Obligations continued, and the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent, the Issuing Lender or any Lender and the Credit Agreement, the Notes, the other Credit Documents, any Letter of Credit, any Interest Rate Agreement with any Lender or Lenders and any other collateral security document or other guarantee or document in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent, the Issuing Lender and/or any Lender may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Administrative Agent or any Lender for the payment of the

                                                                               4
Obligations may be sold, exchanged, waived, surrendered or released. Neither the Administrative Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for this Guarantee or any property subject thereto. When making any demand hereunder against the Guarantor, the Administrative Agent or any Lender may, but shall be under no obligation to, make a similar demand on any other guarantor, and any failure by the Administrative Agent or any Lender to make any such demand or to collect any payments from any such other guarantor or any release of any such other guarantor shall not relieve the Guarantor in respect of which a demand or collection is not made, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Administrative Agent or any Lender against the Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

          6.   Guarantee Absolute and Unconditional.  The Guarantor waives any
               ------------------------------------
and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Administrative Agent, the Issuing Lender or any Lender upon this Guarantee or acceptance of this Guarantee; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guarantee; and all dealings between the Company or the Guarantor and the Administrative Agent, the Issuing Lender or any Lender shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guarantee. The Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Company or the Guarantor with respect to the Obligations. The Guarantor understands and agrees that this Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity, regularity or enforceability of the Credit Agreement, the Notes, any other Credit Document, the Letters of Credit, any Interest Rate Agreement with any Lender or Lenders, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Administrative Agent, the Issuing Lender or any Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Company, the Guarantor or any other Person against the Administrative Agent, the Issuing Lender or any Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Company or the Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of any of the Company for the Obligations, or of the Guarantor under this Guarantee, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against the Guarantor, the Administrative
Agent and/or any Lender may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Company or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent or any Lender to pursue such other rights or remedies or to collect any payments from the Company or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Company or any such other Person or any such collateral security, guarantee or right of offset, shall not relieve the Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative

                                                                               5
Agent or any Lender against the Guarantor. This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Guarantor and the successors and assigns thereof, and shall inure to the benefit of the Administrative Agent and the Lenders, and their respective successors, indorsees, transferees and assigns, until all the Obligations and the obligations of the Guarantor under this Guarantee shall have been satisfied by payment in full, either no Letters of Credit are outstanding or each outstanding Letter of Credit has been cash collateralized so that it is fully secured to the satisfaction of the Administrative Agent and the Commitments shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement the Company may be free from any Obligations.

          7.   Reinstatement.  This Guarantee shall continue to be effective, or
               -------------
be reinstated, as the case may be, if at any time payment, or any part thereof, of the Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company or of the Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Company or the Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

          8.   Payments.  The Guarantor hereby guarantees that payments
               --------
hereunder will be paid in Dollars to the Administrative Agent without set-off or counterclaim at the office of the Administrative Agent located at 270 Park Avenue, New York, New York 10017, U.S.A. or at such other office as the Administrative Agent may notify to the Guarantor in accordance with Section 15.

          9.   Representations and Warranties.  The Guarantor hereby represents
               ------------------------------
and warrants that:

          (a) it is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the corporate power and authority and the legal right to own and operate its property, to lease the property it operates and to conduct the business in which it is currently engaged;

          (b) it is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct or proposed conduct of its business requires such qualification and is in compliance with all Requirements of Law except to the extent that the failure to comply therewith could not reasonably be expected to have a material adverse effect on its business, operations, assets or financial or other condition or on its ability to perform its obligations under this Guarantee or the other Credit Documents to which it is a party;

          (c) it has the corporate power and authority and the legal right to execute and deliver, and to perform its obligations under, this Guarantee and the other Credit Documents to which the Guarantor is a party and to grant the Liens granted by it pursuant to the other Credit Documents to which the Guarantor is a party, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Guarantee and the other Credit Documents to which the Guarantor is a party and to grant the Liens granted by it pursuant to the other Credit Documents to which it is a party;

          (d) it owns at least 84% of the issued and outstanding shares of all classes of Capital Stock of the Company and has Subsidiaries only as specified and permitted under the terms of the Credit Agreement;

          (e) no consent, license, permit, approval or authorization of, or filing with, or notice or report to, or registration, filing or declaration with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder or creditor of such Guarantor), is required in connection with the execution, delivery, performance, validity or enforceability by or against the Guarantor of this Guarantee and the other Credit Documents to which the Guarantor is a party;

          (f) this Guarantee and the other Credit Documents to which the Guarantor is a party have been duly executed and delivered on behalf of the Guarantor and each of this Guarantee and the other Credit Documents to which the Guarantor is a party constitutes a legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity;

          (g) the execution, delivery and performance of this Guarantee and the other Credit Documents to which the Guarantor is a party do not and will not violate any Requirement of Law or any material Contractual Obligation of the Guarantor and will not result in the creation or imposition of any Lien on any of the properties or revenues of the Guarantor pursuant to any Requirement of Law or Contractual Obligation other than the Liens created by the Holdings Pledge Agreement;

          (h) no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Guarantor, threatened by or against the Guarantor or against any of its properties or revenues (i) with respect to this Guarantee or the other Credit Documents to which the Guarantor is a party or any of the transactions contemplated hereby or thereby or (ii) which could have a material adverse effect on the business, operations, property or financial condition of the Guarantor and its Subsidiaries taken as a whole or on the ability of the Guarantor to perform its obligations under this Guarantee or the other Credit Documents to which it is a party; and

          (i) the Guarantor has filed or caused to be filed all tax returns required to be filed by it, and has paid all taxes due on said returns or on any assessments made against it (other than (a) those the amount or validity of which is currently being contested in good faith by appropriate proceedings for which adequate reserves have been provided on its

                                                                               7
     books and (b) those which, individually or in the aggregate, are not material to the Guarantor and its Subsidiaries taken as a whole).

The Guarantor agrees that the foregoing representations and warranties shall be deemed to have been made by the Guarantor on each Borrowing Date occurring on or after the date hereof under the Credit Agreement on and as of such Borrowing Date as though made hereunder on and as of such Borrowing Date.

          10.  Covenants.  The Guarantor hereby covenants and agrees with the
               ---------
Administrative Agent and the Lenders that, from and after the date of this Guarantee until the Obligations are paid in full and the Commitments are terminated and either no Letters of Credit are outstanding or each outstanding Letter of Credit has been cash collateralized so that it is fully secured to the satisfaction of the Administrative Agent, the Guarantor shall engage in no business other than holding the Capital Stock of the Company, and businesses incidental thereto.

          11.  Severability.  Any provision of this Guarantee which is
               ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          12.  Paragraph Headings.  The paragraph headings used in this
               ------------------
Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

          13.  No Waiver; Cumulative Remedies.  Neither the Administrative
               ------------------------------
Agent, the Issuing Lender nor any Lender shall by any act (except by a written instrument pursuant to paragraph 14 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any default or event of default under any Credit Document or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

          14.  Integration; Waivers and Amendments; Successors and Assigns;
               ------------------------------------------------------------
Governing Law.  This Guarantee represents the entire agreement of the Guarantor
- -------------
with respect to the subject matter hereof and there are no promises or representations by the Administrative Agent or any Lender relative to the subject matter hereof not reflected herein or in the other Credit Documents. None of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Guarantor and the Administrative Agent, provided that any provision of this Guarantee may be
                          --------
waived by the Administrative Agent and the Lenders in a letter or agreement executed by the Administrative Agent or by telex or facsimile transmission from the Administrative Agent. This Guarantee shall be binding upon the successors and assigns of the Guarantor and shall inure to the benefit of the Administrative Agent and the Lenders and their respective successors and assigns. THIS GUARANTEE SHALL BE GOVERNED BY, AND BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          15.  Notices.  All notices, requests and demands to or upon the
               -------
Guarantor or the Administrative Agent or any Lender to be effective shall be in writing or by telecopy or telex and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or, in the case of mail, three days after deposit in the postal system, first class postage pre-paid, or, in the case of telecopy notice, confirmation of receipt received, or, in the case of telex notice, when sent, answerback received, addressed to a party at the address provided for such party in the Credit Agreement or Schedule I hereto, as the case may be, or to such other address as may be hereafter notified to the parties hereto.

          16.  Counterparts.  This Guarantee may be executed by one or more of
               ------------
the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          17.  Authority of Administrative Agent.  The Guarantor acknowledges
               ---------------------------------
that the rights and responsibilities of the Administrative Agent under this Guarantee with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Guarantee shall, as between the Administrative Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Guarantor, the Administrative Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and the Guarantor shall not be under any obligation, or entitlement, to make any inquiry respecting such authority.

          18.  Submission to Jurisdiction; Waivers.  (a)  The Guarantor hereby
               -----------------------------------
irrevocably and unconditionally:

          (i) submits for itself and its property in any legal action or proceeding relating to this Guarantee or any other Credit Document, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States for the Southern District of New York, and appellate courts from any thereof;

         (ii) consents that any such action or proceeding may be brought in such courts, and waives any objection that it may now or hereafter have to the venue of any such action

                                                                               9
     or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

        (iii) agrees that service of process in any such action or proceeding may be affected by mailing a copy thereof by registered or certified mail, postage prepaid, to the Guarantor at its address set forth on Schedule I hereto or at such other address of which the Administrative Agent shall have been notified pursuant to paragraph 14; and

         (iv) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in other jurisdiction.

          (b) The Guarantor and the Administrative Agent, on behalf of itself and the Lenders, hereby unconditionally waive trial by jury in any legal action or proceeding referred to in paragraph (a) above.


          IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee to be duly executed and delivered by its duly authorized officer as of the day and year first above written.


                                        SIMMONS HOLDINGS, INC.



                                        By:/s/ John M. Kenney
                                           -------------------------------
                                           Name: John M. Kenney
                                           Title:Vice President & Assistant
                                                  Secretary



                                        CHEMICAL BANK, as Administrative
                                        Agent



                                        By:/s/ Scott S. Ward
                                           -------------------------------
                                           Name: Scott S. Ward
                                           Title:Vice President

                                                         SCHEDULE I
                                                         Holdings Guarantee
                                                         ------------------



                                 Address of Guarantor
                                 --------------------

                         Simmons Holdings , Inc.
                         c/o INVESTCORP International, Inc.
                         280 Park Avenue
                         Floor 37 West
                         New York, New York  10017
                         Attention:  Chris O'Brien
                         Telex:  4976829 INCORP
                         Telecopy:  (212) 983-7073

                         With a copy to:

                         Simmons Company
                         One Concourse Parkway
                         Suite 600
                         Atlanta, Georgia  30328
                         Attention:  Jonathan C. Daiker, Chief Financial
                         Officer
                         Telecopy:  (770) 392-2565

                         With a copy to:

                         Gibson, Dunn & Crutcher
                         200 Park Avenue
                         New York, New York  10166
                         Attention:  Charles K. Marquis, Esq.
                         Telecopy:  (212) 351-4035

                                                                       EXHIBIT A
                                                                          TO THE
                                                                CREDIT AGREEMENT
                                                                ----------------



                        FORM OF TRANCHE A TERM LOAN NOTE


$__________                                                   New York, New York
                                                               ___________, 1996


          FOR VALUE RECEIVED, the undersigned, SIMMONS ACQUISITION CORP., a Delaware corporation (to be merged with and into Simmons Company, the "Company"), promises to pay to the order of _______________ (the "Lender") at
 -------                                                          ------
the office of Chemical Bank, 270 Park Avenue, New York, New York 10017, in lawful money of the United States of America and in immediately available funds, the principal amount of ____________________ DOLLARS ($__________), or, if less, the aggregate unpaid principal amount of all loans made by the Lender pursuant to subsection 2.1 of the Credit Agreement referred to below, which sum shall be due and payable in such amounts and on such dates as are set forth in the Credit Agreement, dated as of ___________, 1996 among the Company, the Lender and certain other banks and financial institutions parties thereto, and Chemical Bank, as administrative agent (as the same may be from time to time amended, supplemented or otherwise modified, the "Credit Agreement"; terms defined
                                         ----------------
therein being used herein as so defined). The undersigned further agrees to pay interest at said office, in like money, from the date hereof on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in subsection 5.5 of the Credit Agreement. The holder of this
Note is authorized to record the date, Type and amount of the Tranche A Term Loan made by the Lender pursuant to subsection 2.1 of the Credit Agreement, the date and amount of each payment or prepayment of principal hereof, and the date of each interest rate conversion or continuation pursuant to subsection 5.2 of the Credit Agreement and the principal amount subject thereto, on the schedules annexed hereto and made a part hereof and any such recordation shall constitute prima facie evidence of the information so recorded, provided that the failure
- ----- -----                                          --------
of the Lender to make such recordation (or any error in such recordation) shall not affect the obligations of the Company hereunder or under the Credit Agreement.

          This Note is one of the Tranche A Term Loan Notes referred to in the Credit Agreement and is entitled to the benefits thereof and is subject to optional and mandatory prepayment in whole or in part as provided therein.

          This Note is secured and guaranteed as provided in the Security Documents and the Guarantees. Reference is hereby made to the Security Documents and the Guarantees for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and guarantees, the terms and conditions upon which the security interest and each guarantee was granted and the rights of the holder of this
Note in respect thereof. The undersigned agrees to pay all costs and expenses incurred by the Lender in connection with

                                                                          2
the enforcement of its rights and remedies under the Credit Agreement, this Note, the Security Documents and each other Credit Document.

          Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided therein.

          All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

          THIS NOTE MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS OF THE CREDIT AGREEMENT. TRANSFERS OF THIS NOTE MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE ADMINISTRATIVE AGENT PURSUANT TO THE TERMS OF THE CREDIT AGREEMENT.

          THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.


                              SIMMONS ACQUISITION CORP.


                              By:_____________________________
                                 Title:

                                                         Schedule A to Tranche A
                                                         Term Loan Note
                                                         -----------------------


                                              ALTERNATE BASE RATE LOANS
                                     AND REPAYMENTS OF ALTERNATE BASE RATE LOANS
                                     -------------------------------------------


                                                                                                   Unpaid Principal
          Amount of     Amount                                                                     Balance of
          Alternate     Converted to                                                               Alternate Base
          Base Rate     Alternate             Amount of                   Amount Converted         Rate                  Notation
 Date     Loans         Base Rate Loans       Principal Repaid            to Eurodollar Loans      Loans                 Made By
- ------    ---------     ---------------       ----------------            -------------------      ----------------      --------

- ------    ---------     ---------------       ----------------            -------------------      ----------------      --------

- ------    ---------     ---------------       ----------------            -------------------      ----------------      --------

- ------    ---------     ---------------       ----------------            -------------------      ----------------      --------

- ------    ---------     ---------------       ----------------            -------------------      ----------------      --------

- ------    ---------     ---------------       ----------------            -------------------      ----------------      --------

- ------    ---------     ---------------       ----------------            -------------------      ----------------      --------

- ------    ---------     ---------------       ----------------            -------------------      ----------------      --------

- ------    ---------     ---------------       ----------------            -------------------      ----------------      --------

- ------    ---------     ---------------       ----------------            -------------------      ----------------      --------

- ------    ---------     ---------------       ----------------            -------------------      ----------------      --------

- ------    ---------     ---------------       ----------------            -------------------      ----------------      --------

- ------    ---------     ---------------       ----------------            -------------------      ----------------      --------


                                                                Schedule B to Tranche A
                                                                Term Loan Note
                                                                -------------------------

                                         EURODOLLAR LOANS
                                AND REPAYMENTS OF EURODOLLAR LOANS
                                ----------------------------------

                              Interest
                   Amount     Period and              Amount       Unpaid
        Amount     Converted  Eurodollar              Converted    Principal
        of Euro-   to Euro-   Rate with   Amount of   to Alternate Balance of
        dollar     dollar     Respect     Principal   Base Rate    Eurodollar   Notation
 Date   Loans      Loans      Thereto     Repaid      Loans        Loans        Made By
- ------ ---------  ---------  ---------   ---------   ------------ ----------   ---------

- ------ ---------  ---------  ---------   ---------   ------------ ----------   ---------

- ------ ---------  ---------  ---------   ---------   ------------ ----------   ---------

- ------ ---------  ---------  ---------   ---------   ------------ ----------   ---------

- ------ ---------  ---------  ---------   ---------   ------------ ----------   ---------

- ------ ---------  ---------  ---------   ---------   ------------ ----------   ---------

- ------ ---------  ---------  ---------   ---------   ------------ ----------   ---------

- ------ ---------  ---------  ---------   ---------   ------------ ----------   ---------

- ------ ---------  ---------  ---------   ---------   ------------ ----------   ---------

- ------ ---------  ---------  ---------   ---------   ------------ ----------   ---------

- ------ ---------  ---------  ---------   ---------   ------------ ----------   ---------

- ------ ---------  ---------  ---------   ---------   ------------ ----------   ---------

- ------ ---------  ---------  ---------   ---------   ------------ ----------   ---------

- ------ ---------  ---------  ---------   ---------   ------------ ----------   ---------

- ------ ---------  ---------  ---------   ---------   ------------ ----------   ---------

- ------ ---------  ---------  ---------   ---------   ------------ ----------   ---------

                                                                  EXHIBIT B
                                                                     TO THE
                                                           CREDIT AGREEMENT
                                                           ----------------



                        FORM OF TRANCHE B TERM LOAN NOTE


$__________                                                   New York, New York
                                                               ___________, 1996


          FOR VALUE RECEIVED, the undersigned, SIMMONS ACQUISITION CORP., a Delaware corporation (to be merged with and into Simmons Company, the "Company"), promises to pay to the order of _______________ (the "Lender") at
 -------                                                          ------
the office of Chemical Bank, 270 Park Avenue, New York, New York 10017, in lawful money of the United States of America and in immediately available funds, the principal amount of ____________________ DOLLARS ($__________), or, if less, the aggregate unpaid principal amount of all loans made by the Lender pursuant to subsection 3.1 of the Credit Agreement referred to below, which sum shall be due and payable in such amounts and on such dates as are set forth in the Credit Agreement, dated as of ___________, 1996 among the Company, the Lender and certain other banks and financial institutions parties thereto, and Chemical Bank, as administrative agent (as the same may be from time to time amended, supplemented or otherwise modified, the "Credit Agreement"; terms defined
                                         ----------------
therein being used herein as so defined). The undersigned further agrees to pay interest at said office, in like money, from the date hereof on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in subsection 5.5 of the Credit Agreement. The holder of this
Note is authorized to record the date, Type and amount of the Tranche B Term Loan made by the Lender pursuant to subsection 3.1 of the Credit Agreement, the date and amount of each payment or prepayment of principal hereof, and the date of each interest rate conversion or continuation pursuant to subsection 5.2 of the Credit Agreement and the principal amount subject thereto, on the schedules annexed hereto and made a part hereof and any such recordation shall constitute prima facie evidence of the information so recorded, provided that the failure
- ----- -----                                          --------
of the Lender to make such recordation (or any error in such recordation) shall not affect the obligations of the Company hereunder or under the Credit Agreement.

          This Note is one of the Tranche B Term Loan Notes referred to in the Credit Agreement and is entitled to the benefits thereof and is subject to optional and mandatory prepayment in whole or in part as provided therein.

          This Note is secured and guaranteed as provided in the Security Documents and the Guarantees. Reference is hereby made to the Security Documents and the Guarantees for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and guarantees, the terms and conditions upon which the security interest and each guarantee was granted and the rights of the holder of this
Note in respect thereof. The undersigned agrees to pay all costs and expenses incurred by the Lender in connection with

                                                                          2
the enforcement of its rights and remedies under the Credit Agreement, this Note, the Security Documents and each other Credit Document.

          Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided therein.

          All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

          THIS NOTE MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS OF THE CREDIT AGREEMENT. TRANSFERS OF THIS NOTE MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE ADMINISTRATIVE AGENT PURSUANT TO THE TERMS OF THE CREDIT AGREEMENT.

          THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                              SIMMONS ACQUISITION CORP.,



                              By:_____________________________
                                 Title:

                                                                  Term Loan Note
                                                         -----------------------

                                                       ALTERNATE BASE RATE LOANS
                                              AND REPAYMENTS OF ALTERNATE BASE RATE LOANS
                                              -------------------------------------------


                                                                                                 Unpaid Principal
          Amount of     Amount                                                                   Balance of
          Alternate     Converted to                                                             Alternate Base
          Base Rate     Alternate              Amount of                Amount Converted         Rate                  Notation
 Date     Loans         Base Rate Loans        Principal Repaid         to Eurodollar Loans      Loans                 Made By
- ------    ---------     ---------------        ----------------         -------------------      ----------------      --------

- ------    ---------     ---------------        ----------------         -------------------      ----------------      --------

- ------    ---------     ---------------        ----------------         -------------------      ----------------      --------

- ------    ---------     ---------------        ----------------         -------------------      ----------------      --------

- ------    ---------     ---------------        ----------------         -------------------      ----------------      --------

- ------    ---------     ---------------        ----------------         -------------------      ----------------      --------

- ------    ---------     ---------------        ----------------         -------------------      ----------------      --------

- ------    ---------     ---------------        ----------------         -------------------      ----------------      --------

- ------    ---------     ---------------        ----------------         -------------------      ----------------      --------

- ------    ---------     ---------------        ----------------         -------------------      ----------------      --------

- ------    ---------     ---------------        ----------------         -------------------      ----------------      --------

- ------    ---------     ---------------        ----------------         -------------------      ----------------      --------

- ------    ---------     ---------------        ----------------         -------------------      ----------------      --------


                                                                Schedule B to Tranche B
                                                                Term Loan Note
                                                                -------------------------

                                             EURODOLLAR LOANS
                                   AND REPAYMENTS OF EURODOLLAR LOANS
                                   ----------------------------------

                              Interest
                   Amount     Period and              Amount       Unpaid
        Amount     Converted  Eurodollar              Converted    Principal
        of Euro-   to Euro-   Rate with   Amount of   to Alternate Balance of
        dollar     dollar     Respect     Principal   Base Rate    Eurodollar   Notation
 Date   Loans      Loans      Thereto     Repaid      Loans        Loans        Made By
- ------ ---------  ---------  ---------   ---------   ------------ ----------   ---------

- ------ ---------  ---------  ---------   ---------   ------------ ----------   ---------

- ------ ---------  ---------  ---------   ---------   ------------ ----------   ---------

- ------ ---------  ---------  ---------   ---------   ------------ ----------   ---------

- ------ ---------  ---------  ---------   ---------   ------------ ----------   ---------

- ------ ---------  ---------  ---------   ---------   ------------ ----------   ---------

- ------ ---------  ---------  ---------   ---------   ------------ ----------   ---------

- ------ ---------  ---------  ---------   ---------   ------------ ----------   ---------

- ------ ---------  ---------  ---------   ---------   ------------ ----------   ---------

- ------ ---------  ---------  ---------   ---------   ------------ ----------   ---------

- ------ ---------  ---------  ---------   ---------   ------------ ----------   ---------

- ------ ---------  ---------  ---------   ---------   ------------ ----------   ---------

- ------ ---------  ---------  ---------   ---------   ------------ ----------   ---------

- ------ ---------  ---------  ---------   ---------   ------------ ----------   ---------

- ------ ---------  ---------  ---------   ---------   ------------ ----------   ---------

- ------ ---------  ---------  ---------   ---------   ------------ ----------   ---------

                                                                       EXHIBIT C
                                                                          TO THE
                                                                CREDIT AGREEMENT
                                                                ----------------



                          FORM OF REVOLVING CREDIT NOTE


$__________                                                   New York, New York
                                                              ___________, 1996


          FOR VALUE RECEIVED, the undersigned, SIMMONS ACQUISITION CORP., a Delaware corporation (to be merged with and into Simmons Company, the "Company"), hereby promises to pay to the order of ________________ (the
 -------
"Lender") on the Revolving Credit Termination Date, as defined in the Credit
 ------
Agreement referred to below, at the office of Chemical Bank, located at 270 Park Avenue, New York, New York 10017, in lawful money of the United States of America and in immediately available funds, the principal amount of the lesser of (a) _______________ DOLLARS ($__________) and (b) the aggregate unpaid principal amount of all Revolving Credit Loans made by the Lender to the Company pursuant to subsection 4.1 of the Credit Agreement defined below. The Company further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time from the date hereof at the rates, and on the dates, specified in subsection 5.5 of such Credit Agreement. The holder of this Note is authorized to record the Borrowing Date, Type and amount of each Revolving Credit Loan made by the Lender pursuant to subsection 4.1 of the Credit Agreement, the date and amount of each payment or prepayment of principal hereof, and the date of each interest rate conversion or continuation pursuant to subsection 5.2 of the Credit Agreement and the principal amount subject thereto, on the schedules annexed hereto and made a part hereof and any such recordation shall constitute prima facie evidence of the accuracy of the
                             ----- -----
information so recorded; provided, however, that the failure of the Lender to
                         --------  -------
make any such recordation (or any error in such recordation) shall not affect the obligations of the Company hereunder or under the Credit Agreement.

          This Note is one of the Revolving Credit Notes referred to in the Credit Agreement dated as of ___________, 1996 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the
                                           ----------------
Company, the Lender, the several other lenders from time to time parties thereto, and Chemical Bank, as administrative agent, is subject to the provisions thereof and is subject to optional and mandatory prepayment in whole or in part as provided therein. Terms used herein which are defined in the Credit Agreement shall have such defined meanings unless otherwise defined herein or unless the context otherwise requires.

          This Note is secured and guaranteed as provided in the Security Documents and the Guarantees. Reference is hereby made to the Security Documents and the Guarantees for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and guarantees, the terms and conditions upon which the security

                                                                               2
interest and each guarantee was granted and the rights of the holder of this
Note in respect thereof. The undersigned hereby agrees to pay all costs and expenses incurred by the Lender in connection with the enforcement of its rights and remedies under the Credit Agreement, this Note, the Security Documents and each other Credit Document.

          Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided therein.

          All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

          THIS NOTE MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS OF THE CREDIT AGREEMENT. TRANSFERS OF THIS NOTE MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE ADMINISTRATIVE AGENT PURSUANT TO THE TERMS OF THE CREDIT AGREEMENT.

          THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                                        SIMMONS ACQUISITION CORP.


                                        By:
                                           --------------------------------
                                           Title:


                                                                  Schedule A to Revolving
                                                                  Credit Note
                                                                  -----------------------
                                ALTERNATE BASE RATE LOANS
                       AND REPAYMENTS OF ALTERNATE BASE RATE LOANS
                       -------------------------------------------
                                                                Unpaid
                    Amount                                      Principal
       Amount of    Converted to                 Amount         Balance of
       Alternate    Alternate       Amount of    Converted to   Alternate
       Base Rate    Base Rate       Principal    Eurodollar     Base Rate     Notation
Date   Loans        Loans           Repaid       Loans          Loans         Made By
- ------ ----------- --------------  -----------  -------------- ------------  -----------

- ------ ----------- --------------  -----------  -------------- ------------  -----------

- ------ ----------- --------------  -----------  -------------- ------------  -----------

- ------ ----------- --------------  -----------  -------------- ------------  -----------

- ------ ----------- --------------  -----------  -------------- ------------  -----------

- ------ ----------- --------------  -----------  -------------- ------------  -----------

- ------ ----------- --------------  -----------  -------------- ------------  -----------

- ------ ----------- --------------  -----------  -------------- ------------  -----------

- ------ ----------- --------------  -----------  -------------- ------------  -----------

- ------ ----------- --------------  -----------  -------------- ------------  -----------

- ------ ----------- --------------  -----------  -------------- ------------  -----------

- ------ ----------- --------------  -----------  -------------- ------------  -----------

- ------ ----------- --------------  -----------  -------------- ------------  -----------

- ------ ----------- --------------  -----------  -------------- ------------  -----------

- ------ ----------- --------------  -----------  -------------- ------------  -----------


                                                                   Schedule B to Revolving
                                                                   Credit Note
                                                                   -----------------------
                                     EURODOLLAR LOANS
                            AND REPAYMENTS OF EURODOLLAR LOANS
                            ----------------------------------

                              Interest
                   Amount     Period and              Amount       Unpaid
        Amount     Converted  Eurodollar              Converted    Principal
        of Euro-   to Euro-   Rate with   Amount of   to Alternate Balance of
        dollar     dollar     Respect     Principal   Base Rate    Eurodollar   Notation
 Date   Loans      Loans      Thereto     Repaid      Loans        Loans        Made By
- ------ ---------  ---------  ---------   ---------   ------------ ----------   ---------

- ------ ---------  ---------  ---------   ---------   ------------ ----------   ---------

- ------ ---------  ---------  ---------   ---------   ------------ ----------   ---------

- ------ ---------  ---------  ---------   ---------   ------------ ----------   ---------

- ------ ---------  ---------  ---------   ---------   ------------ ----------   ---------

- ------ ---------  ---------  ---------   ---------   ------------ ----------   ---------

- ------ ---------  ---------  ---------   ---------   ------------ ----------   ---------

- ------ ---------  ---------  ---------   ---------   ------------ ----------   ---------

- ------ ---------  ---------  ---------   ---------   ------------ ----------   ---------

- ------ ---------  ---------  ---------   ---------   ------------ ----------   ---------

- ------ ---------  ---------  ---------   ---------   ------------ ----------   ---------

- ------ ---------  ---------  ---------   ---------   ------------ ----------   ---------

- ------ ---------  ---------  ---------   ---------   ------------ ----------   ---------

- ------ ---------  ---------  ---------   ---------   ------------ ----------   ---------

- ------ ---------  ---------  ---------   ---------   ------------ ----------   ---------

- ------ ---------  ---------  ---------   ---------   ------------ ----------   ---------


                                                                       EXHIBIT D
                                                                          TO THE
                                                                CREDIT AGREEMENT
                                                                ----------------



                             FORM OF SWING LINE NOTE


$7,500,000                                                    New York, New York
                                                              ___________, 1996


          FOR VALUE RECEIVED, the undersigned, SIMMONS ACQUISITION CORP., a Delaware corporation (to be merged with and into Simmons Company, the "Company"), promises to pay to the order of CHEMICAL BANK ("Chemical") on the
 -------                                                    --------
Revolving Credit Termination Date (as defined in the Credit Agreement described below), at the office of Chemical Bank, 270 Park Avenue, New York, New York 10017, in lawful money of the United States of America and in immediately available funds, the principal amount of the lesser of (a) SEVEN MILLION FIVE HUNDRED THOUSAND DOLLARS ($7,500,000) and (b) the aggregate unpaid principal amount of all Swing Line Loans made by Chemical to the undersigned pursuant to subsection 4.4 of the Credit Agreement defined below. The Company further agrees to pay interest on the unpaid principal amount hereof in like money from time to time from the date hereof at the rates and on the dates specified in subsection 5.5 of the Credit Agreement. Chemical is authorized to record the Borrowing Date, the amount of each Swing Line Loan and the date and amount of each payment or prepayment of principal thereof, on the schedule annexed hereto and made a part hereof (or on a continuation thereof which shall be attached hereto and made a part hereof) and any such recordation shall constitute prima
                                                                         -----
facie evidence of the accuracy of the information so recorded; provided that the
- -----                                                          --------
failure of Chemical to make such recordation (or any error in such recordation) shall not affect the obligations of the Company hereunder or under the Credit Agreement.

          This Note is the Swing Line Note referred to in the Credit Agreement, dated as of ____________, 1996 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"; terms defined therein being used
                        ----------------
herein as so defined), among the Company, Chemical, the several other lenders from time to time parties thereto, and Chemical, as administrative agent, and is entitled to the benefits thereof and is subject to prepayment in whole or in part, as provided therein and in the Security Documents and the Guarantees.

          This Note is secured and guaranteed as provided in the Security Documents and the Guarantees. Reference is hereby made to the Security Documents and the Guarantees for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and guarantees, the terms and conditions upon which the security interest and each guarantee was granted and the rights of the holder of this
Note in respect thereof. The undersigned hereby agrees to pay all costs and expenses incurred by Chemical in connection with the enforcement of its rights and remedies under the Credit Agreement, the Notes, the Security Documents and each other Credit Document.

          Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note may become, or may be declared to be, immediately due and payable as provided in the Credit Agreement.

          All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

          THIS NOTE MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS OF THE CREDIT AGREEMENT. TRANSFERS OF THIS NOTE MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE ADMINISTRATIVE AGENT PURSUANT TO THE TERMS OF THE CREDIT AGREEMENT.

          THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                              SIMMONS ACQUISITION CORP.


                              By:
                                 -----------------------------
                                 Title:

                                                                     Schedule
                                                                     to Swing
                                                                     Line Note
                                                                     ---------



                                   SWING LINE
                         LOANS AND PAYMENTS OF PRINCIPAL
                         -------------------------------


                     Amount       Amount
                     of Swing     of              Unpaid
                     Line         Principal       Principal       Notation
Date                 Loans        Repaid          Balance         Made By
- ----                 -----        ---------       ---------       --------


- ----                 ------       ---------       ---------       --------

- ----                 ------       ---------       ---------       --------


- ----                 ------       ---------       ---------       --------

- ----                 ------       ---------       ---------       --------


- ----                 ------       ---------       ---------       --------

- ----                 ------       ---------       ---------       --------


- ----                 ------       ---------       ---------       --------

- ----                 ------       ---------       ---------       --------


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







                                                  EXHIBIT F TO
                                                  CREDIT AGREEMENT
                                                  ----------------


                                     FORM OF
                           COMPANY SECURITY AGREEMENT
                           --------------------------


          SECURITY AGREEMENT, dated as of March 22, 1996 made by SIMMONS ACQUISITION CORP., a Delaware corporation (to be merged with and into Simmons Company, the "Company"), in favor of CHEMICAL BANK, a New York banking
              -------
corporation, as administrative agent (in such capacity, the "Administrative
                                                             --------------
Agent") for the several lenders (the "Lenders") from time to time parties to the
- -----                                 -------
Credit Agreement (as defined below).


                              W I T N E S S E T H :
                              - - - - - - - - - -


          WHEREAS, pursuant to a Credit Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "Credit
                                                                        ------
Agreement"), among the Company, the Lenders and the Administrative Agent, the
- ---------
Lenders have severally agreed to make loans to, and the Issuing Lender (as defined in the Credit Agreement) has agreed to issue and certain of the other Lenders have agreed to participate in letters of credit for the account of, the Company upon the terms and subject to the conditions set forth therein; and

          WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective loans to, and the obligation of the Issuing Lender to issue and the Lenders to participate in letters of credit for the account of, the Company under the Credit Agreement that the Company shall have executed and delivered this Security Agreement to the Administrative Agent for the ratable benefit of the Lenders;

          NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to make their respective loans to, and to issue or participate in letters of credit for the account of, the Company under the Credit Agreement, the Company hereby agrees with the Administrative Agent, for the ratable benefit of the Lenders, as follows:

          1.   Defined Terms.  Unless otherwise defined herein or in the
               -------------
preamble or recitals hereto, terms which are defined in the Credit Agreement and used herein are so used as so defined; the following terms which are defined in the Uniform Commercial Code in effect in the State of New York on the date hereof are used herein as so defined: Chattel Paper, Farm Products, Documents, Goods, Instruments and Inventory; and the following terms shall have the following meanings:

          "Accounts" means all accounts receivable, book debts, notes, drafts,
           --------
     instruments, documents, acceptances and other forms of obligations now owned or hereafter received or acquired by or belonging or owing to the Company (including under any trade names, styles or divisions thereof) whether arising out of personal property owned or leased by it, Goods sold by it or services rendered by it or from any other transaction, whether or not the same involves the lease of personal property, sale of Goods or performance of services by the Company (including, without limitation, any such obligation which would be characterized as an account, general intangible or chattel paper under the
     Code) and all of the Company's rights in, to and under all purchase orders now owned or hereafter received or acquired by it for Goods or services, and all of the Company's rights to any Goods represented by any of the foregoing (including returned or repossessed Goods and unpaid seller's rights) and all moneys due or to become due to the Company under all contracts for the sale of Goods and/or the performance of services by it (whether or not yet earned by performance), under any lease of real or personal property (to the extent the grant of such a security interest is permitted by applicable law and is not prohibited by such lease), or under any franchise agreement, or in connection with any other transaction, now in existence or hereafter arising, including without limitation the right to receive the proceeds of said purchase orders and contracts and rents under such leases, and all collateral security and guarantees of any kind given by any Person with respect to any of the foregoing.

          "Code" means the Uniform Commercial Code as from time to time in
           ----
     effect in the State of New York.

          "Collateral" has the meaning assigned to it in Section 2 of this
           ----------
     Security Agreement.

          "Contract" means, with respect to an Account, any agreement relating
           --------
     to the terms of payment or the terms of performance thereof, including, without limitation, (a) all rights of the Company to receive moneys due and to become due to it thereunder or in connection therewith, (b) all rights of the Company to damages arising out of, or for, breach or default in respect thereof and (c) all rights of the Company to perform and to exercise all remedies thereunder.

          "Copyright License" means any written agreement, naming the Company,
           -----------------
     as licensor or licensee, granting any right in the United States to use any Copyright including, without limitation, any referred to in Schedule I hereto.

          "Copyrights" means all of the following to the extent the Company now
           ----------
     or hereafter has any right, title or interest: (a) all United States copyrights and all registrations and applications therefor, including, without limitation, any referred to in Schedule I hereto, and (b) all renewals of such copyrights.

          "Equipment" means all machinery, equipment and furniture, now owned or
           ---------
     hereafter acquired by the Company or in which the Company now has or hereafter may acquire any right, title or interest and any and all additions, substitutions and replacements thereof, wherever located, together with all attachments, components, parts, equipment and accessories installed therein or affixed thereto, including, but not limited to, all equipment as defined in Section 9-109(2) of the Code.

          "General Intangibles" has the meaning given to it in the Code and
           -------------------
     includes, whether or not so included in such meaning, any franchise agreements or rights in favor of or granted by the Company to know-how, trade secrets, product or service development ideas and designs, advertising commercials, renderings, strategies and plans, blueprints, architectural drawings, site location, personnel and franchisee information, proprietary information, computer and software technology and programs, contracts with distributors, and any similar items, all interest rate, foreign currency or similar agreements and general intangibles attributable to the Capital Stock of each of the Subsidiaries of the Company.

          "License" means any Copyright License, Patent License or Trademark
           -------
     License.

          "Obligations" means (i) the unpaid principal amount of, and interest
           -----------
     on (including interest accruing on or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Company, whether or not a claim for such post-filing or post-petition interest is allowed), the Loans and all other obligations and liabilities of the Company to the Administrative Agent, the Issuing Lender or the Lenders, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, any Letter of Credit or L/C Application, the other Credit Documents and any other document executed and delivered or given in connection therewith or herewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all reasonable fees and disbursements of counsel to the Administrative Agent, the Issuing Lender or to the Lenders that are required to be paid by the Company pursuant to the terms of the Credit Agreement) or otherwise, and (ii) all obligations of the Company to any Lender or Lenders or its or their Affiliates under or in respect of any Interest Rate Agreement.

          "Patent License" means any agreement, whether written or oral,
           --------------
     providing for the grant by or to the Company of any right to manufacture, use or sell any invention covered by a Patent, including, without limitation, any thereof referred to in Schedule II hereto.

          "Patents" means (a) all letters patent of the United States or any
           -------
     other country and all reissues and extensions thereof, including, without limitation, any thereof referred to in Schedule II hereto, and (b) all applications for letters patent of the United States and all divisions, continuations and continuations-in-part thereof or any other country, including, without limitation, any thereof referred to in Schedule II hereto.

          "Proceeds" means "proceeds", as such term is defined in Section 9-
           --------
     306(1) of the Code and, to the extent not included in such definition, shall include, without limitation, (a) any and all proceeds of any insurance, indemnity, warranty, guaranty or letter of credit payable to the Company, from time to time with respect to any of the Collateral, (b) all payments (in any form whatsoever) paid or payable to the Company from time to time in connection with any taking of all or any part of the Collateral by any Governmental Authority or any Person acting under color of Governmental Authority, (c) all judgments in favor of the Company in respect of the Collateral and (d) all other amounts from time to time paid or payable or received or receivable under or in connection with any of the Collateral.

          "Security Agreement" means this Security Agreement, as amended,
           ------------------
     supplemented or otherwise modified from time to time.

          "Trademark License" means any agreement, written or oral, providing
           -----------------
     for the grant by or to the Company of any right to use any Trademark, including, without limitation, any thereof referred to in Schedule III hereto.

          "Trademarks" means (a) all trademarks, trade names, corporate names,
           ----------
     company names, business names, fictitious business names, trade styles, service marks, logos and other source of business identifiers, and the goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof, or otherwise, including, without limitation, any thereof referred to in
     Schedule III hereto, and (b) all renewals thereof.

          "Vehicles" means all cars, trucks, trailers and other vehicles covered
           --------
     by a certificate of title law of any state.

          2.   Grant of Security Interest.  (a)  As collateral security for the
               --------------------------
prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, the Company hereby grants to the Administrative Agent for the ratable benefit of the Lenders a security interest in all of the following property now owned or at any time hereafter acquired by the Company or in which the Company now has or at any time in the future may acquire any right, title or interest (collectively, the "Collateral"):
 ----------

                 (i)  all Accounts;

                (ii)  all Chattel Paper;

               (iii)  all Contracts;

                (iv)  all Copyrights;

                 (v)  all Copyright Licenses;

                (vi)  all Documents;

                (vii)  all Equipment;

               (viii)  all General Intangibles;

                 (ix)  all Instruments;

                  (x)  all Inventory;

                 (xi)  all Patents;

                (xii)  all Patent Licenses;

               (xiii)  all Trademarks;

                (xiv)  all Trademark Licenses;

                 (xv)  all Vehicles;

                (xvi) all other Goods and personal property of the Company, whether tangible or intangible and whether now or hereafter owned by the Company, and wherever located; and

               (xvii) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing.

          3.   Rights of Administrative Agent and Lenders; Limitations on
               ----------------------------------------------------------
Administrative Agent's and Lenders' Obligations.
- -----------------------------------------------

          (a)  Company Remains Liable under Accounts, Licenses, Contracts, Etc.
               ---------------------------------------------------------------
     Anything herein to the contrary notwithstanding, the Company shall remain liable under each of the Accounts, Licenses and Contracts to observe and perform all the material conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Account, License or Contract. Neither the Administrative Agent nor any Lender shall have any obligation or liability under any Account, License or Contract by reason of or arising out of this Security Agreement or the receipt by the Administrative Agent or any Lender of any payment relating to such Account, License or Contract pursuant hereto, nor shall the Administrative Agent or any Lender be obligated in any manner to perform any of the obligations of the Company under or pursuant to any Account, License or Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account, License or Contract, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

          (b)  Notice to Account Debtors and Contracting Parties.  At any time
               -------------------------------------------------
     after an Event of Default has occurred and so long as such Event of Default shall be continuing, upon the request of the Administrative Agent the Company shall, and the Administrative Agent may (with concurrent notice to the Company thereof), notify account debtors on the Accounts and parties to the Contracts and Licenses that the Accounts, Contracts and Licenses have been assigned to the Administrative Agent for the ratable benefit of the Lenders and that payments in respect thereof shall be made directly to the Administrative Agent. At any time after an Event of Default shall have occurred and be continuing, the Administrative Agent may in its own name or in the name of others communicate with account debtors on the Accounts and parties to the Contracts and Licenses to verify with them to its satisfaction the existence, amount and terms thereof.

          (c)  Verification of Accounts and Inventory.  The Administrative Agent
               --------------------------------------
     shall have the right to make test verifications of the Accounts and Inventory in any reasonable manner and through any medium that it considers advisable, and the Company agrees to furnish all such assistance and information as the Administrative Agent may reasonably require in connection therewith provided that, so long as no Event of Default shall have occurred and be continuing, any such verification shall be conducted in the name of the Company or in such other manner as shall not disclose the Administrative Agent's identity or interest in the Collateral. The Administrative Agent may after the occurrence and during the continuance of an Event of Default in its own name or in the name of others communicate with account debtors in order to verify with them to the Administrative Agent's satisfaction the existence, amount and terms of any Accounts and/or Inventory.

          4.   Representations and Warranties.  The Company hereby represents
               ------------------------------
and warrants that:

          (a)  Title; No Other Liens.  Except for the Lien granted to the
               ---------------------
     Administrative Agent for the ratable benefit of the Lenders pursuant to this Security Agreement and the other Liens permitted to exist on the Collateral pursuant to the Credit Agreement, the Company owns each item of the Collateral free and clear of any and all Liens. No security agreement, financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except (i) such as may have been filed in favor of the Administrative Agent, for the ratable benefit of the Lenders, pursuant to this Security Agreement, or
     (ii) as may be permitted pursuant to the Credit Agreement.

          (b)  Perfected First Priority Liens.  The Liens granted pursuant to
               ------------------------------
     this Security Agreement constitute perfected Liens on the Collateral in favor of the Administrative Agent, for the ratable benefit of the Lenders, to the extent that (i) such Liens constitute Liens on General Intangibles, or (ii) such Liens constitute Liens on Equipment located in a jurisdiction listed on Schedule IV, or (iii) such Liens can be perfected by filing a financing statement under the Uniform Commercial Code, as in effect in the relevant jurisdiction, or (iv) such Liens constitute Liens on Vehicles the perfection of which has been requested pursuant to subsection 5(r), which Lien has been properly notated on certificates of title received by the Company, in respect of such Liens that can be perfected by notation thereof on the certificates of title in respect of such Vehicles in accordance with the law of the relevant jurisdiction, or (v) the Company is required to deliver such Collateral to the Administrative Agent pursuant to Section 5(a) hereof, which are prior to all other Liens on the Collateral created by the Company and in existence on the date hereof, except for Liens permitted to exist on the Collateral pursuant to the Credit Agreement, and which are enforceable as such against all creditors of and purchasers from the Company.

          (c)  Accounts and Records.  The amount represented by the Company to
               --------------------
     the Administrative Agent from time to time as owing by each account debtor or by all account debtors in respect of the Accounts will at such time be the correct amount actually owing by such account debtor or debtors thereunder in all material respects, subject to adjustments in the ordinary course of business. No amount payable to the Company under or in connection with any Account, Contract or License in excess of $100,000 is evidenced by any Instrument or Chattel Paper which has not been delivered to the Administrative Agent. The place where the Company keeps its records concerning the Accounts and the other Collateral is One Concourse Parkway, Suite 600, Atlanta, Georgia 30328.

          (d)  Consents.  Each Contract and License is in full force and effect
               --------
     and, to the best knowledge of the Company, constitutes a valid and legally enforceable obligation of the other obligor in respect thereof or parties thereto, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally. No consent or authorization of, filing with or other act by or in respect of any Governmental Authority is required in connection with the execution, delivery, performance, validity or enforceability of any of the Accounts, Licenses or Contracts by any party thereto other than those which have been duly obtained, made or performed, are in full force and effect and do not subject the scope of any such Account, License or Contract to any material adverse limitation, either specific or general in nature. Neither the Company nor (to the best of the Company's knowledge) any other party to any Account, License or Contract is in default in the performance or observance of any of the terms thereof. The Company has fully performed all its material obligations under each License and Contract to the extent such obligations are required to be performed on or prior to the date hereof. The right, title and interest of the Company in, to and under each Account, License and Contract are not subject to any defense, offset, counterclaim or claim which would materially adversely affect the value of such Account, License or Contract as Collateral, nor have any of the foregoing been asserted or alleged against the Company as to any of the foregoing.

          (e)  Inventory.  The Inventory is kept at the locations listed on
               ---------
     Schedule IV hereto, as amended or supplemented from time to time pursuant to Section 5(l) hereof.

          (f)  Equipment.  The Equipment is kept at the locations listed on
               ---------
     Schedule IV hereto, as amended or supplemented from time to time pursuant to Section 5(o) hereof.

          (g)  Chief Executive Office.  The Company's chief executive office and
               ----------------------
     chief place of business is located at One Concourse Parkway, Suite 600, Atlanta, Georgia 30328.

          (h)  Farm Products.  None of the Collateral constitutes, or is the
               -------------
     Proceeds of, Farm Products.

          (i)  Patents, Trademarks and Copyrights.  Schedule II hereto includes
               ----------------------------------
     all material Patents and Patent Licenses owned by the Company in its own name as of the date hereof. Schedule III hereto includes all material Trademarks and Trademark Licenses owned by the Company in its own name as of the date hereof. Schedule I hereto includes all material Copyrights in which the Company has any colorable claim of ownership as of the date hereof. To the best of the Company's knowledge, each Patent and Trademark is valid, subsisting, unexpired and enforceable and has not been abandoned. Except as set forth in Schedule II or Schedule III, none of such Patents and Trademarks is the subject of any licensing or franchise agreement. All licenses of the Company's Trademarks are in force and, to the best knowledge of the Company, not in default. No holding, decision or judgment has been rendered by any Governmental Authority with respect to any Patent or Trademark which would limit, cancel or question the validity of any Patent or Trademark. No action or proceeding is pending or, to the knowledge of the Company, threatened (i) seeking to limit, cancel or question the validity of any material Patent or Trademark or the Company's ownership thereof, or (ii) which, if adversely determined, would have a material adverse effect on the value of any material Patent or Trademark.

          (j)  Power and Authority; Authorization.  The Company has the
               ----------------------------------
     corporate power and authority and the right to execute and deliver, to perform its obligations under, and to grant the Lien on the Collateral pursuant to, this Security Agreement and has taken all necessary corporate action to authorize its execution, delivery and performance of, and grant of the Lien on the Collateral pursuant to, this Security Agreement.

          (k)  Governmental Obligors.  Governmental Authorities are party to
               ---------------------
     approximately 5% of the total Contracts of the Company and its Subsidiaries.

          (l)  No Litigation.  No litigation, investigation or proceeding of or
               -------------
     before any arbitrator or Governmental Authority is pending or, to the knowledge of the Company, threatened by or against the Company or against any of its properties or revenues with respect to this Security Agreement or any of the transactions contemplated hereby which would have a material adverse effect upon any material portion of the Collateral or the granting of the security interests hereby.

          5.   Covenants.  The Company covenants and agrees with the
               ---------
Administrative Agent and the Lenders that, from and after the date of this Security Agreement until the Obligations are paid in full, the Commitments are terminated and either no Letters of Credit are outstanding or each outstanding Letter of Credit has been cash collateralized so that it is fully secured to the satisfaction of the Administrative Agent:

          (a)  Further Documentation; Pledge of Instruments and Chattel Paper.
               --------------------------------------------------------------
     (i) At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of the Company, the Company will promptly and duly execute and deliver such further instruments and documents and take such further action as the Administrative Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Security Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the Liens created hereby. The Company also hereby authorizes the Administrative Agent to file any such financing or continuation statement without the signature of the Company to the extent permitted by applicable law. A carbon, photographic or other reproduction of this Security Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

          (ii) If any amounts payable under or in connection with any of the Collateral having a face value in excess of $1,000,000 in the aggregate at any one time outstanding shall be or become evidenced by any Instruments or Chattel Paper, such Instruments or Chattel Paper shall be immediately delivered to the Administrative Agent, duly endorsed in a manner satisfactory to the Administrative Agent, to be held as Collateral pursuant to this Security Agreement. So long as no Default or Event of Default has occurred and is continuing, upon request by the Company, the Administrative Agent shall make available any pledged Collateral to the Company, or its designee, that the Company specifies is required for the purpose of ultimate sale, exchange, presentation, collection, renewal, registration or transfer thereof, provided that in each case arrangements reasonably
                       --------
     satisfactory to the Administrative Agent shall be made for the return of such pledged Collateral within 21 days from the time of delivery by the Administrative Agent, except for pledged Collateral that has been fully repaid, satisfied, or transferred as permitted hereunder.

          (iii) Notwithstanding anything set forth in this Security Agreement to the contrary, so long as no Default or Event of Default has occurred and is continuing, the Company shall not be required to deliver to the Administrative Agent any Instruments or Chattel Paper to be held by the Administrative Agent as Collateral pursuant to this Security Agreement so long as the aggregate amount evidenced by all such Instruments and Chattel Paper does not exceed $1,000,000 at any one time outstanding.

          (b)  Indemnification.  The Company agrees to pay, and to save the
               ---------------
     Administrative Agent and the Lenders harmless from, any and all liabilities, costs and expenses (including, without limitation, reasonable legal fees and expenses) (i) with respect to, or resulting from, any delay in paying, any and all excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral, (ii) with respect to, or resulting from, any delay by the Company in complying with any Requirement of Law applicable to any of the Collateral or (iii) in connection with any of the transactions contemplated by this Security Agreement; provided, that the
                                                           --------
     Company shall not be liable for the payment of any portion of such liabilities, costs or expenses resulting from the gross negligence or willful misconduct of the Administrative Agent or any of the Lenders. Without limiting the preceding sentence, the Company will indemnify and save and keep harmless the Administrative Agent and each Lender from and against all expense, loss or damage suffered by reason of any counterclaim of the account debtor or obligor thereunder, arising out of a breach by the Company of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or obligor or its successors from the Company.

          (c)  Maintenance of Records.  The Company will keep and maintain at
               ----------------------
     its own cost and expense satisfactory and complete records of the Collateral, including, without limitation, a record of all payments received and all credits granted with respect to the Accounts, Contracts and Licenses. The Company will mark its internal books and records pertaining to the Collateral to evidence this Security Agreement and the security interests granted hereby. For the Administrative Agent's and the Lenders' further security, the Administrative Agent, for the ratable benefit of the Lenders, shall have a security interest in all of the Company's books and records pertaining to the Collateral, and the Company shall make available for review any such books and records to the Administrative Agent or to its representatives during normal business hours at the reasonable request of the Administrative Agent. The Company shall permit representatives of any Lender, upon reasonable notice (but no more frequently than monthly unless a Default or Event of Default shall have occurred and be continuing), to visit and inspect any of its properties and examine and make abstracts from any of its books and records at any reasonable time and as often as may reasonably be requested upon reasonable notice, and to discuss the business, operations, assets and financial and other condition of the Company and its Subsidiaries with officers and employees thereof and with their independent certified public accountants.

          (d)  Right of Inspection.  The Administrative Agent and the Lenders
               -------------------
     shall upon reasonable notice (but no more frequently than monthly) unless a Default or Event of Default shall have occurred and be continuing, have full and free reasonable access during normal business hours to all the books, correspondence and records of the Company, and the Administrative Agent and the Lenders and their respective representatives may examine the same, take extracts therefrom and make photocopies thereof at any reasonable time and as may be reasonably required upon reasonable notice, and the Company agrees to render to the Administrative Agent at the Company's cost and expense, and to the Lenders, such clerical and other assistance as may be reasonably requested with regard thereto. The Administrative Agent and the Lenders shall keep such information thereby obtained confidential to the extent set forth in subsection 12.6(f) of the Credit Agreement.

          (e)  Compliance with Laws, etc.  The Company will comply in all
               --------------------------
     material respects with all Requirements of Law applicable to the Collateral or any part thereof or to the operation of the Company's business; provided, however, that the Company may contest any Requirement of Law in
     --------  -------
     any reasonable manner which shall not, in the reasonable opinion of the Administrative Agent, adversely affect the Administrative Agent's or the Lenders' rights or the priority of their Liens on the Collateral.


          (f)  Compliance with Terms of Contracts, etc.  The Company will
               ---------------------------------------
     perform and comply in all material respects with all its obligations under the Contracts and all its other Contractual Obligations relating to the Collateral.

          (g)  Payment of Obligations.  The Company will pay promptly when due
               ----------------------
     all material taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of its income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if (i) the validity thereof is being contested in good faith by appropriate proceedings, (ii) such proceedings do not involve any material danger of the sale, forfeiture or loss of any of the Collateral or any interest therein and (iii) such charge is adequately reserved against on the Company's books in accordance with GAAP.

          (h)  Limitation on Liens on Collateral.  The Company will not create,
               ---------------------------------
     incur or permit to exist, will take all commercially reasonable actions to defend the Collateral against, and will take such other commercially reasonable action as is necessary to remove, any Lien or claim on or to the Collateral, other than the Liens created hereby and other than as permitted pursuant to the Credit Agreement, and will take all commercially reasonable actions to defend the right, title and interest of the Administrative Agent and the Lenders in and to any of the Collateral against the claims and demands of all Persons whomsoever.

          (i)  Limitations on Dispositions of Collateral.  The Company will not
               -----------------------------------------
     sell, transfer, lease or otherwise dispose of any of the Collateral, or attempt, offer or contract to do so except for sales of assets permitted by the Credit Agreement. Concurrently with any such permitted disposition, the property acquired by a transferee in such disposition shall automatically be released from the security interest created by this Security Agreement (the "Security Interest"). It is acknowledged and
                              -----------------
     agreed that notwithstanding any release of property from the Security Interest in accordance with the foregoing provisions of this Section, the Security Interest shall in any event continue in the Proceeds of Collateral. The Administrative Agent shall promptly execute and deliver (and, when appropriate, shall cause any separate agent, co-agent or trustee to execute and deliver) any releases, instruments or documents reasonably requested by the Company to accomplish or confirm the release of Collateral provided by this Section. Any such release of Collateral provided by the Administrative Agent shall specifically describe that portion of the Collateral to be released, shall be expressed to be unconditional and shall be without recourse or warranty (other than a warranty that the Administrative Agent has not assigned its rights and interests to any other Person). The Company shall pay all of the Administrative Agent's reasonable expenses in connection with any release of Collateral.

          (j)  Limitations on Modifications, Waivers, Extensions of Agreements
               ---------------------------------------------------------------
     Giving Rise to Accounts.  The Company will not (i) amend, modify, terminate
     -----------------------
     or waive any provision of any Contract, agreement or lease giving rise to an Account or License in any manner which could reasonably be expected to materially adversely affect the value of such Contract, Account or License as Collateral, except in a manner consistent with the ordinary and customary conduct of its business, (ii) fail to exercise promptly and diligently each and every material right which it may have under each material Contract, agreement or lease giving rise to an Account or License (other than any right of termination), except in a manner consistent with the ordinary and customary conduct of its business or (iii) fail to deliver to the Administrative Agent upon its reasonable request a copy of each material demand, notice or document received by it relating in any way to any material Contract, agreement or lease giving rise to an Account or License.

          (k)  Limitations on Discounts, Compromises, Extensions of Accounts.
               -------------------------------------------------------------
     Other than in the ordinary course of business as generally conducted by the Company over a period of time, the Company will not grant any extension of the time of payment of any of the Accounts, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partially, any Person liable for the payment thereof, or allow any credit or discount whatsoever thereon.

          (l)  Maintenance of Equipment.  The Company will maintain each item of
               ------------------------
     Equipment in good operating condition, ordinary wear and tear and immaterial impairments of value and damage by the elements excepted, and will provide all maintenance, service and repairs necessary for such purpose.

          (m)  Further Identification of Collateral.  The Company will furnish
               ------------------------------------
     to the Administrative Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail.

          (n)  Notices.  The Company will advise the Administrative Agent and
               -------
     the Lenders promptly, in reasonable detail, at their respective addresses set forth in the Credit Agreement, (i) of any Lien (other than Liens created hereby or permitted under the Credit Agreement) on, or claim asserted against, any of the Collateral and (ii) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the Liens created hereunder.

          (o)  Changes in Locations, Name, etc.   The Company will not (i)
               --------------------------------
     change the location of its chief executive office/chief place of business from that specified in Section 4(g) or remove its books and records from the location specified in Section 4(c), (ii) remove any material amount of the Inventory or Equipment to, or keep any material amount of Inventory or Equipment at, a location other than those listed on Schedule IV hereto, or
     (iii) change its name (including the adoption of any new trade name), identity or corporate structure to such an extent that any financing statement filed by the Administrative Agent in connection with this Security Agreement would become seriously misleading, unless it shall have provided at least 15 days prior written notice to the Administrative Agent of any such event and provide the Administrative Agent with the new location of its chief executive office/chief place of business and its books and records, the location of the Inventory and Equipment and the change in the Company's name, as the case may be. Any notice given pursuant to this Section 5(o) shall be deemed to amend Section 4(c) and 4(g) hereof or Schedule IV hereto, as the case may be. In connection with any actions permitted pursuant to clause (i) of this Section 5(o), the Administrative Agent shall be entitled to receive any legal opinions it reasonably requests as to the continued perfection of the security interest granted hereby in the Collateral, which opinions shall be deemed satisfactory to the Administrative Agent if substantially similar to the perfection opinions given by Gibson, Dunn & Crutcher on the Closing Date.

          (p)  Copyrights.  The Company (i) will employ the Copyright for each
               ----------
     material published work with such notice of copyright as may be required by law to secure copyright protection and (ii) will not do any act or knowingly omit to do any act whereby any material Copyright may become invalidated and:

               (A) will not do any act, or omit to do any act, whereby any material Copyright may become injected into the public domain;

               (B) shall notify the Administrative Agent immediately if it knows, or has reason to know, that any material Copyright may become injected into the public domain or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any court or tribunal in the United States or any other country) regarding the Company's ownership of any such Copyright or its validity;

               (C) will take all necessary steps as it shall deem appropriate under the circumstances, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of each material Copyright owned by the Company including, without limitation, filing of applications for renewal, where necessary; and

               (D) will promptly notify the Administrative Agent of any material infringement of any material Copyright of the Company of which it becomes aware and will take such actions as it shall reasonably deem appropriate under the circumstances to protect such Copyright, including, where appropriate, the bringing of suit for infringement, seeking injunctive relief and seeking to recover any and all damages for such infringement.

          (q)  Patents and Trademarks.
               ----------------------

               (i) The Company (either itself or through licensees) will, except with respect to any Trademark that the Company shall reasonably determine is of immaterial economic value to it or otherwise reasonably determines not to do so, (A) continue to use each Trademark on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (B) maintain as in the past the quality of products and services offered under such Trademark, (C) use reasonable efforts to employ such Trademark with the appropriate notice of registration, (D) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless within 45 days after such use or adoption the Administrative Agent, for the ratable benefit of the Lenders, shall obtain a perfected security interest in such mark pursuant to this Security Agreement, and (E) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any Trademark may become invalidated.

              (ii) The Company will not, except with respect to any Patent that the Company shall reasonably determine is of immaterial economic value to it or otherwise reasonably determine so to do, do any act, or omit to do any act, whereby any Patent may become abandoned or dedicated.

             (iii) The Company will notify the Administrative Agent and the Lenders immediately if it knows, or has reason to know, that any application relating to any Patent, or any application or registration relating to any Trademark may become abandoned or dedicated, or of any adverse determination or material development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or any court or tribunal in any country) regarding the Company's ownership of any Patent or Trademark or its right to register the same or to keep and maintain the same.

              (iv) Whenever the Company, either by itself or through any agent, employee, licensee or designee, shall file an application for any Patent or for the registration of any Trademark with the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, the Company shall report such filing to the Administrative Agent and the Lenders within five Business Days after the last day of the fiscal quarter in which such filing occurs. Upon request of the Administrative Agent, the Company shall execute and deliver any and all agreements, instruments, documents, and papers as the Administrative Agent may request to evidence the Administrative Agent's and the Lenders' security interest in any Patent or Trademark and the goodwill and general intangibles of the Company relating thereto or represented thereby, and the Company hereby appoints and constitutes the Administrative Agent its attorney-in-fact to execute and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power being coupled with an interest and is irrevocable until the Obligations are paid in full, the Commitments are terminated and no Letters of Credit are outstanding.

               (v) The Company, except with respect to any Patent or Trademark the Company shall reasonably determine is of immaterial economic value to it or it otherwise reasonably determines not to so do and except with respect to any Trademark that is not registrable, will take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration or Patent) and to maintain each Patent and each registration of Trademarks, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability when appropriate.

              (vi) In the event that any Patent or Trademark included in the Collateral is infringed, misappropriated or diluted by a third party, the Company shall promptly notify the Administrative Agent and the Lenders after it learns thereof and shall, unless the Company shall reasonably determine that such Patent or Trademark is of immaterial economic value to the Company, which determination the Company shall promptly report to the Administrative Agent and the Lenders, promptly sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution, or take such other actions as the Company shall reasonably deem appropriate under the circumstances to protect such Patent or Trademark.

          (r)  Vehicles.
               --------

               (i) The Company will maintain each Vehicle in good operating condition, ordinary wear and tear and immaterial impairments of value and damage by the elements excepted, and will provide all maintenance, service and repairs necessary for such purpose.

              (ii) Within 30 days of the Administrative Agent's request, all applications for certificates of title/ownership indicating the Administrative Agent's security interest in the Vehicle covered by such certificate, and any other necessary documentation, shall be filed in each office in each jurisdiction which the Administrative Agent shall deem advisable to perfect its and the Lenders' security interests in the Vehicles; after such request, no Vehicle shall be removed from the state which has issued the certificate of title/ownership therefor for a period in excess of four months.

          6.   Administrative Agent's Appointment as Attorney-in-Fact.
               ------------------------------------------------------

          (a)  Powers.  The Company hereby irrevocably constitutes and appoints
               ------
     the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Company and in the name of the Company or in its own name, from time to time after the occurrence, and during the continuation, of an Event of Default in the Administrative Agent's discretion, for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement, and, without limiting the generality of the foregoing, the Company hereby gives the Administrative Agent the power and right, on behalf of the Company, without notice to or assent by the Company, to do the following:

               (i) in the name of the Company or its own name, or otherwise, to take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Account, Instrument, License or General Intangible or with respect to any other Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Administrative Agent for the purpose of collecting any and all such moneys due under any Account, Instrument, License or General Intangible or with respect to any other Collateral whenever payable;

              (ii) to pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, provided that if such taxes are
                                             --------
          being contested in good faith and by appropriate proceedings, the Administrative Agent and the Lenders will consult with the Company before making any such payment; and

             (iii) (A) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct; (B) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (C) to sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against the Company with respect to any Collateral; (F) to settle, compromise or adjust any suit, action or proceeding described in clause (E) above and, in connection therewith, to give such discharges or releases as the Administrative Agent may deem appropriate; (G) to assign any Patent or Trademark (along with the goodwill of the business to which any such Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Administrative Agent shall in its sole discretion determine; and (H) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and to do, at the Administrative Agent's option and the Company's expense, at any time, or from time to time, all acts and things which the Administrative Agent reasonably deems necessary to protect, preserve or realize upon the Collateral and the Administrative Agent's and the Lenders' Liens thereon and to effect the intent of this Security Agreement, all as fully and effectively as the Company might do.

The Company hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

          (b)  Other Powers.  The Company also authorizes the Administrative
               ------------
     Agent and the Lenders, at any time and from time to time, to execute, in connection with the sale provided for in Section 8 hereof, any indorsement, assignments or other instruments of conveyance or transfer with respect to the Collateral.

          (c)  No Duty on Administrative Agent's or Lenders' Part.  The powers
               --------------------------------------------------
     conferred on the Administrative Agent and the Lenders hereunder are solely to protect the Administrative Agent's and the Lenders' interests in the Collateral and shall not impose any duty upon the Administrative Agent or any Lender to exercise any such powers. The Administrative Agent and the Lenders shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to the Company for any act or failure to act hereunder, except for their own gross negligence or willful misconduct or failure to comply with mandatory provisions of applicable law.

          7.   Performance by Administrative Agent of Company's Obligations.  If
               ------------------------------------------------------------
the Company fails to perform or comply with any of its agreements contained herein and the Administrative Agent, as provided for by the terms of this Security Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the expenses of the Administrative Agent incurred in connection with such performance or compliance, together with interest thereon at a rate per annum equal to 2% plus the Alternate Base Rate, shall be payable by the Company to the Administrative Agent on demand and shall constitute Obligations secured hereby; provided, however, that the Administrative Agent shall in any event first have given the Company written notice of its intent to do the same and the Company shall not have, within 30 days of such notice (or such shorter period as the Administrative Agent may reasonably determine is necessary in order to preserve the benefits of this Security Agreement with respect to any material portion of the Collateral), paid such claim or obtained to the Administrative Agent's satisfaction the release of the claim or Lien to which such notice relates.

          8.   Remedies.  If an Event of Default shall occur and be continuing,
               --------
the Administrative Agent on behalf of the Lenders may exercise, in addition to all other rights and remedies granted to them in this Security Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Company or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give an option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Administrative Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Administrative Agent or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Company, which right or equity is hereby waived and released. The Administrative Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Administrative Agent and the Lenders hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in such order as the Administrative Agent may elect subject to subsection 5.9 of the Credit Agreement, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Code, need the Administrative Agent account for the surplus, if any, to the Company. To the extent permitted by applicable law, the Company waives all claims, damages and demands it may acquire against the Administrative Agent or any Lender arising out of the exercise by them of any rights hereunder, except to the extent arising from the gross negligence or willful misconduct of the Administrative Agent or such Lender. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. The Company shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorneys employed by the Administrative Agent or any Lender to collect such deficiency.

          9.   Amendments, etc. with Respect to the Obligations.  The Company
               ------------------------------------------------
shall remain obligated hereunder, and the Collateral shall remain subject to the Lien granted hereby notwithstanding that, without any reservation of rights against the Company, and without notice to or further assent by the Company, any demand for payment of any of the Obligations made by the Administrative Agent, the Issuing Lender or any Lender may be rescinded by the Administrative Agent, the Issuing Lender or any Lender, and any of the Obligations continued, and the Obligations, or the liability of the Company or any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered, or released by the Administrative Agent, the Issuing Lender or any Lender, and the Credit Agreement, the Notes, the other Credit Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or part, as the Administrative Agent, the Issuing Lender or any Lender may deem advisable from time to time, and any guarantee, right of offset or other collateral security at any time held by the Administrative Agent, the Issuing Lender or any Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. None of the Administrative Agent, the Issuing Lender or any Lender shall have any obligation to protect, secure, perfect or insure this or any other Lien at any time held by it as security for the Obligations or any property subject thereto. The Company waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Administrative Agent, the Issuing Lender or any Lender upon this Security Agreement; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Security Agreement; and all dealings between the Company and the Administrative Agent, the Issuing Lender or any Lender, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Security Agreement. The Company waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Company with respect to the Obligations.

          10.  Limitation on Duties Regarding Preservation of Collateral.  The
               ---------------------------------------------------------
Administrative Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar property for its own account. Neither the Administrative Agent, any Lender, nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Company or otherwise.

          11.  Delegation of Duties.  The Administrative Agent may execute any
               --------------------
of its duties under this Security Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care, except as otherwise provided in subsection 11.3 of the Credit Agreement.

          12.  Powers Coupled with an Interest.  All authorizations and agencies
               -------------------------------
herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

          13.  Severability.  Any provision of this Security Agreement which is
               ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          14.  Section Headings.  The section headings used in this Security
               ----------------
Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

          15.  No Waiver; Cumulative Remedies.   Neither the Administrative
               ------------------------------
Agent, the Issuing Lender nor any Lender shall by any act (except by a written instrument pursuant to Section 16 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent, the Issuing Lender or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent, the Issuing Lender or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent, the Issuing Lender or such Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

          16.  Integration; Waivers and Amendments; Successors and Assigns;
               ------------------------------------------------------------
Governing Law.  This Security Agreement represents the entire agreement of the
- -------------
Company with respect to the subject matter hereof and there are no promises or representations by the Administrative Agent or any Lender relative to the subject matter hereof not reflected herein or in the other Credit Documents. None of the terms or provisions of this Security Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Company and the Administrative Agent, provided that any
                                                      --------
provision of this Security Agreement may be waived by the Administrative Agent in a written letter or agreement executed by the Administrative Agent or by telex or facsimile transmission from the Administrative Agent. This Security Agreement shall be binding upon the successors and assigns of the Company and shall inure to the benefit of the Administrative Agent and the Lenders and their respective successors and assigns. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          17.  Notices.  All notices, requests and demands to or upon the
               -------
Company or the Administrative Agent or any Lender to be effective shall be in writing or by telecopy or telex and unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or, in the case of mail, three days after deposit in the postal system, first class postage prepaid, or, in the case of telecopy notice, when sent, or, in the case of telex notice, when sent, answerback received, addressed to a party at the address provided for such party in the Credit Agreement.

          18.  Counterparts.  This Security Agreement may be executed by one or
               ------------
more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          19.  Authority of Administrative Agent.  The Company acknowledges that
               ---------------------------------
the rights and responsibilities of the Administrative Agent under this Security Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Security Agreement shall, as between the Administrative Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Company, the Administrative Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and the Company shall not be under any obligation, or entitlement, to make any inquiry respecting such authority.

          20.  Releases.  The Administrative Agent and the Lenders agree to
               --------
cooperate with the Company and its Subsidiaries with respect to any sale permitted by subsection 9.5 of the Credit Agreement and promptly take such action and execute and deliver such instruments and documents necessary to release the Liens and security interests created hereby relating to any of the assets or property affected by any sale permitted by subsection 9.5 of the Credit Agreement including, without limitation, any necessary Uniform Commercial Code amendment, termination or partial termination statement.

          21.  Termination.  This Security Agreement (other than with respect to
               -----------
any cash collateral securing any outstanding Letter of Credit) shall terminate when all the Obligations have been paid in full, the Commitments are terminated and either no Letters of Credit are outstanding or each outstanding Letter of Credit has been cash collateralized so that it is fully secured to the satisfaction of the Administrative Agent. Upon such termination, the Administrative Agent shall reassign and redeliver (or cause to be reassigned and redelivered) to the Company, or to such person or persons as the Company shall designate, or to whomever may be lawfully entitled to receive such surplus, against receipt, such of the Collateral (if any) (other than with respect to any cash collateral securing any outstanding Letter of Credit) as shall not have been sold or otherwise applied by the Administrative Agent pursuant to the terms hereof and shall still be held by it hereunder, together with appropriate instruments or reassignment and release. Any such reassignment and release shall be without recourse upon or warranty by the Administrative Agent (other than a warranty that the Administrative Agent has not assigned its rights and interests hereunder to any Person) and at the expense of the Company.

          IN WITNESS WHEREOF, the Company and the Administrative Agent have caused this Security Agreement to be duly executed and delivered as of the date first above written.

                              SIMMONS ACQUISITION CORP.


                              By:
                                 ---------------------------------
                                 Title:



                              CHEMICAL BANK, as Administrative Agent


                              By:
                                 ---------------------------------
                                 Title:

                                                              Schedule I to
                                                              Security Agreement



                        Copyrights and Copyright Licenses
                        ---------------------------------

                                                              Schedule II to
                                                              Security Agreement



                           Patents and Patent Licenses
                           ---------------------------

                                                              Schedule III to
                                                              Security Agreement



                        Trademarks and Trademark Licenses
                        ---------------------------------

                                                              Schedule IV to
                                                              Security Agreement



                 Locations of Inventory and Equipment Locations
                 ----------------------------------------------

                                                                EXHIBIT G TO
                                                            CREDIT AGREEMENT
                                                            ----------------


                               HOLDINGS GUARANTEE
                               ------------------



          HOLDINGS GUARANTEE, dated as of          , 1996, made by SIMMONS
                                          --------
HOLDINGS, INC., a Delaware corporation (the "Guarantor") in favor of CHEMICAL
                                             ---------
BANK, a New York banking corporation, as administrative agent (in such capacity, the "Administrative Agent") for the banks and other financial institutions (the
      --------------------
"Lenders") that are parties to the Credit Agreement (as hereafter defined).
 -------


                              W I T N E S S E T H :
                              - - - - - - - - - -


          WHEREAS, Simmons Acquisition Corp., a Delaware corporation (to be merged with and into Simmons Company, the "Company"), is party to a Credit
                                           -------
Agreement, dated as of the date hereof, with the Administrative Agent and the Lenders (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement");
                   ----------------

          WHEREAS, pursuant to the terms of the Credit Agreement, the Lenders severally agreed to make certain extensions of credit to the Company;

          WHEREAS, the Guarantor owns directly at least 84% of the issued and outstanding common and preferred stock of the Company;

          WHEREAS, the Guarantor will derive substantial direct and indirect benefit from the making of the extensions of credit; and

          WHEREAS, under the Credit Agreement, the obligation of the Lenders to make the extensions of credit to the Company on and after the date hereof is conditioned upon, among other things, the execution and delivery by the Guarantor of this Guarantee;

          NOW, THEREFORE, in consideration of the premises and to induce the Lenders to enter into the Credit Agreement and to make their respective extensions of credit to the Company under the Credit Agreement, the Guarantor hereby agrees with and for the benefit of the Administrative Agent and the Lenders as follows:

          1.   Defined Terms.  As used in this Guarantee, terms defined in the
               -------------
Credit Agreement or in the preamble or recitals hereto are used herein as therein defined, and the following term shall have the following meaning:

                                                                          2
          "Obligations" shall mean (i) the unpaid principal amount of, and
           -----------
     interest on (including interest accruing on or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Company, whether or not a claim for such post-filing or post-petition interest is allowed), the Loans and all other obligations and liabilities of the Company to the Administrative Agent, the Issuing Lender or the Lenders, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, any Letter of Credit or L/C Application, the other Credit Documents and any other document executed and delivered or given in connection therewith or herewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all reasonable fees and disbursements of counsel to the Administrative Agent, the Issuing Lender or the Lenders that are required to be paid by the Company pursuant to the terms of the Credit Agreement) or otherwise, and (ii) all obligations of the Company to any Lender or Lenders or its or their Affiliates under or in respect of any Interest Rate Agreement.

          2.   Guarantee.  (a)  The Guarantor hereby, unconditionally and
               ---------
irrevocably, guarantees to the Administrative Agent and the Lenders and their respective successors, indorsees, transferees and assigns, the prompt and complete payment by the Company when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, and the Guarantor further agrees to pay any and all expenses (including, without limitation, all reasonable fees and disbursements of counsel) which may be paid or incurred by the Administrative Agent, the Issuing Lender or any Lender in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, the Guarantor under this Guarantee.

          (b) No payment or payments made by any of the Company, the Guarantor, any other guarantor or any other Person or received or collected by the Administrative Agent or any Lender from the Company, the Guarantor, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Guarantor hereunder which shall, notwithstanding any such payment or payments other than payments made by the Guarantor in respect of the Obligations or payments received or collected from the Guarantor in respect of the Obligations, remain liable for the Obligations until the Obligations are paid in full, the Commitments are terminated and either no Letters of Credit are outstanding or each outstanding Letter of Credit has been cash collateralized so that it is fully secured to the satisfaction of the Administrative Agent.

          (c) The Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to the Administrative Agent or any Lender on account of its liability hereunder, it will notify the Administrative Agent in writing that such payment is made under this Guarantee for such purpose.

                                                                          3
          3.   Right of Set-off.  Upon the occurrence of any Event of Default
               ----------------
under any Credit Document, the Guarantor hereby irrevocably authorizes each Lender at any time and from time to time without notice to the Guarantor, any such notice being expressly waived by the Guarantor, to set off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender to or for the credit or the account of the Guarantor, or any part thereof in such amounts as such Lender may elect, against and on account of the obligations and liabilities of the Guarantor to such Lender hereunder or under the Credit Agreement, the Notes, or the other Credit Documents, as such Lender may elect, whether or not the Administrative Agent or any Lender has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. Each Lender agrees to notify the Guarantor promptly of any such set-off and the application made by such Lender, provided that the failure to give
                                             --------
such notice shall not affect the validity of such set-off and application. The rights of each Lender under this paragraph are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Lender may have.

          4.   No Subrogation.  Notwithstanding any payment or payments made by
               --------------
the Guarantor hereunder or any set-off or application of funds of the Guarantor by any Lender, the Guarantor shall not be entitled to be subrogated to any of the rights of the Administrative Agent or any Lender against the Company or any collateral security or guarantee or right of offset held by any Lender for the payment of the Obligations, nor shall the Guarantor seek or be entitled to seek any contribution or reimbursement from the Company in respect of payments made by the Guarantor hereunder, and any such rights of subrogation and reimbursement of the Guarantor are hereby waived until all amounts owing to the Administrative Agent and the Lenders by the Company on account of the Obligations are paid in full, the Commitments are terminated and either no Letters of Credit are outstanding or each each outstanding Letter of Credit has been cash collateralized so that it is fully secured to the satisfaction of the Administrative Agent.

          5. Amendments, etc. with respect to the Obligations; Waiver of Rights.
             ------------------------------------------------------------------
The Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against the Guarantor and without notice to or further assent by the Guarantor, any demand for payment of any of the Obligations made by the Administrative Agent, the Issuing Lender or any Lender may be rescinded by such party and any of the Obligations continued, and the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent, the Issuing Lender or any Lender and the Credit Agreement, the Notes, the other Credit Documents, any Letter of Credit, any Interest Rate Agreement with any Lender or Lenders and any other collateral security document or other guarantee or document in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent, the Issuing Lender and/or any Lender may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Administrative Agent or any Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. Neither the Administrative Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any Lien at

                                                                          4
any time held by it as security for the Obligations or for this Guarantee or any property subject thereto. When making any demand hereunder against the Guarantor, the Administrative Agent or any Lender may, but shall be under no obligation to, make a similar demand on any other guarantor, and any failure by the Administrative Agent or any Lender to make any such demand or to collect any payments from any such other guarantor or any release of any such other guarantor shall not relieve the Guarantor in respect of which a demand or collection is not made, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Administrative Agent or any Lender against the Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

          6.   Guarantee Absolute and Unconditional.  The Guarantor waives any
               ------------------------------------
and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Administrative Agent, the Issuing Lender or any Lender upon this Guarantee or acceptance of this Guarantee; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guarantee; and all dealings between the Company or the Guarantor and the Administrative Agent, the Issuing Lender or any Lender shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guarantee. The Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Company or the Guarantor with respect to the Obligations. The Guarantor understands and agrees that this Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity, regularity or enforceability of the Credit Agreement, the Notes, any other Credit Document, the Letters of Credit, any Interest Rate Agreement with any Lender or Lenders, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Administrative Agent, the Issuing Lender or any Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Company, the Guarantor or any other Person against the Administrative Agent, the Issuing Lender or any Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Company or the Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of any of the Company for the Obligations, or of the Guarantor under this Guarantee, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against the Guarantor, the Administrative Agent and/or any Lender may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Company or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent or any Lender to pursue such other rights or remedies or to collect any payments from the Company or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Company or any such other Person or any such collateral security, guarantee or right of offset, shall not relieve the Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative Agent or any Lender against the Guarantor. This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Guarantor and the successors and assigns thereof, and shall inure to the benefit of the Administrative Agent and the Lenders, and their respective successors, indorsees, transferees and

                                                                          5
assigns, until all the Obligations and the obligations of the Guarantor under this Guarantee shall have been satisfied by payment in full, either no Letters of Credit are outstanding or each outstanding Letter of Credit has been cash collateralized so that it is fully secured to the satisfaction of the Administrative Agent and the Commitments shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement the Company may be free from any Obligations.

          7.   Reinstatement.  This Guarantee shall continue to be effective, or
               -------------
be reinstated, as the case may be, if at any time payment, or any part thereof, of the Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company or of the Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Company or the Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

          8.   Payments.  The Guarantor hereby guarantees that payments
               --------
hereunder will be paid in Dollars to the Administrative Agent without set-off or counterclaim at the office of the Administrative Agent located at 270 Park Avenue, New York, New York 10017, U.S.A. or at such other office as the Administrative Agent may notify to the Guarantor in accordance with Section 15.

          9.   Representations and Warranties.  The Guarantor hereby represents
               ------------------------------
and warrants that:

          (a) it is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the corporate power and authority and the legal right to own and operate its property, to lease the property it operates and to conduct the business in which it is currently engaged;

          (b) it is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct or proposed conduct of its business requires such qualification and is in compliance with all Requirements of Law except to the extent that the failure to comply therewith could not reasonably be expected to have a material adverse effect on its business, operations, assets or financial or other condition or on its ability to perform its obligations under this Guarantee or the other Credit Documents to which it is a party;

          (c) it has the corporate power and authority and the legal right to execute and deliver, and to perform its obligations under, this Guarantee and the other Credit Documents to which the Guarantor is a party and to grant the Liens granted by it pursuant to the other Credit Documents to which the Guarantor is a party, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Guarantee and the other Credit Documents to which the Guarantor is a party and to grant the Liens granted by it pursuant to the other Credit Documents to which it is a party;

                                                                          6
          (d) it owns at least 84% of the issued and outstanding shares of all classes of Capital Stock of the Company and has Subsidiaries only as specified and permitted under the terms of the Credit Agreement;

          (e) no consent, license, permit, approval or authorization of, or filing with, or notice or report to, or registration, filing or declaration with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder or creditor of such Guarantor), is required in connection with the execution, delivery, performance, validity or enforceability by or against the Guarantor of this Guarantee and the other Credit Documents to which the Guarantor is a party;

          (f) this Guarantee and the other Credit Documents to which the Guarantor is a party have been duly executed and delivered on behalf of the Guarantor and each of this Guarantee and the other Credit Documents to which the Guarantor is a party constitutes a legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity;

          (g) the execution, delivery and performance of this Guarantee and the other Credit Documents to which the Guarantor is a party do not and will not violate any Requirement of Law or any material Contractual Obligation of the Guarantor and will not result in the creation or imposition of any Lien on any of the properties or revenues of the Guarantor pursuant to any Requirement of Law or Contractual Obligation other than the Liens created by the Holdings Pledge Agreement;

          (h) no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Guarantor, threatened by or against the Guarantor or against any of its properties or revenues (i) with respect to this Guarantee or the other Credit Documents to which the Guarantor is a party or any of the transactions contemplated hereby or thereby or (ii) which could have a material adverse effect on the business, operations, property or financial condition of the Guarantor and its Subsidiaries taken as a whole or on the ability of the Guarantor to perform its obligations under this Guarantee or the other Credit Documents to which it is a party; and

          (i) the Guarantor has filed or caused to be filed all tax returns required to be filed by it, and has paid all taxes due on said returns or on any assessments made against it (other than (a) those the amount or validity of which is currently being contested in good faith by appropriate proceedings for which adequate reserves have been provided on its books and
     (b) those which, individually or in the aggregate, are not material to the Guarantor and its Subsidiaries taken as a whole).

The Guarantor agrees that the foregoing representations and warranties shall be deemed to have been made by the Guarantor on each Borrowing Date occurring on or after the date hereof under

                                                                          7
the Credit Agreement on and as of such Borrowing Date as though made hereunder on and as of such Borrowing Date.

          10.  Covenants.  The Guarantor hereby covenants and agrees with the
               ---------
Administrative Agent and the Lenders that, from and after the date of this Guarantee until the Obligations are paid in full and the Commitments are terminated and either no Letters of Credit are outstanding or each outstanding Letter of Credit has been cash collateralized so that it is fully secured to the satisfaction of the Administrative Agent, the Guarantor shall engage in no business other than holding the Capital Stock of the Company, and businesses incidental thereto.

          11.  Severability.  Any provision of this Guarantee which is
               ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          12.  Paragraph Headings.  The paragraph headings used in this
               ------------------
Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

          13.  No Waiver; Cumulative Remedies.  Neither the Administrative
               ------------------------------
Agent, the Issuing Lender nor any Lender shall by any act (except by a written instrument pursuant to paragraph 14 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any default or event of default under any Credit Document or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

          14.  Integration; Waivers and Amendments; Successors and Assigns;
               ------------------------------------------------------------
Governing Law.  This Guarantee represents the entire agreement of the Guarantor
- -------------
with respect to the subject matter hereof and there are no promises or representations by the Administrative Agent or any Lender relative to the subject matter hereof not reflected herein or in the other Credit Documents. None of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Guarantor and the Administrative Agent, provided that any provision of this
                                            --------
Guarantee may be waived by the Administrative Agent and the Lenders in a letter or agreement executed by the Administrative Agent or by telex or facsimile transmission from the Administrative Agent. This Guarantee shall be binding upon the successors and assigns of the Guarantor and shall inure to the benefit of the Administrative Agent and the Lenders and their respective successors and assigns. THIS

                                                                          8
GUARANTEE SHALL BE GOVERNED BY, AND BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          15.  Notices.  All notices, requests and demands to or upon the
               -------
Guarantor or the Administrative Agent or any Lender to be effective shall be in writing or by telecopy or telex and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or, in the case of mail, three days after deposit in the postal system, first class postage pre-paid, or, in the case of telecopy notice, confirmation of receipt received, or, in the case of telex notice, when sent, answerback received, addressed to a party at the address provided for such party in the Credit Agreement or Schedule I hereto, as the case may be, or to such other address as may be hereafter notified to the parties hereto.

          16.  Counterparts.  This Guarantee may be executed by one or more of
               ------------
the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          17.  Authority of Administrative Agent.  The Guarantor acknowledges
               ---------------------------------
that the rights and responsibilities of the Administrative Agent under this Guarantee with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Guarantee shall, as between the Administrative Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Guarantor, the Administrative Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and the Guarantor shall not be under any obligation, or entitlement, to make any inquiry respecting such authority.

          18.  Submission to Jurisdiction; Waivers.  (a)  The Guarantor hereby
               -----------------------------------
irrevocably and unconditionally:

          (i) submits for itself and its property in any legal action or proceeding relating to this Guarantee or any other Credit Document, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States for the Southern District of New York, and appellate courts from any thereof;

         (ii) consents that any such action or proceeding may be brought in such courts, and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

        (iii) agrees that service of process in any such action or proceeding may be affected by mailing a copy thereof by registered or certified mail, postage prepaid, to the Guarantor at its address set forth on Schedule I hereto or at such other address of which the Administrative Agent shall have been notified pursuant to paragraph 14; and

                                                                          9
         (iv) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in other jurisdiction.

          (b) The Guarantor and the Administrative Agent, on behalf of itself and the Lenders, hereby unconditionally waive trial by jury in any legal action or proceeding referred to in paragraph (a) above.


          IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee to be duly executed and delivered by its duly authorized officer as of the day and year first above written.


                                        SIMMONS HOLDINGS, INC.



                                        By:
                                           -------------------------------
                                           Name:
                                           Title:




                                        CHEMICAL BANK, as Administrative
                                        Agent



                                        By:
                                           -------------------------------
                                           Name:
                                           Title:

                                                         SCHEDULE I
                                                         Holdings Guarantee
                                                         ------------------



                                 Address of Guarantor
                                 --------------------

                         Simmons Holdings , Inc.
                         c/o INVESTCORP International, Inc.
                         280 Park Avenue
                         Floor 37 West
                         New York, New York  10017
                         Attention:  Chris O'Brien
                         Telex:  4976829 INCORP
                         Telecopy:  (212) 983-7073

                         With a copy to:

                         Simmons Company
                         One Concourse Parkway
                         Suite 600
                         Atlanta, Georgia  30328
                         Attention:  Jonathan C. Daiker, Chief Financial
                         Officer
                         Telecopy:  (770) 392-2565

                         With a copy to:

                         Gibson, Dunn & Crutcher
                         200 Park Avenue
                         New York, New York  10166
                         Attention:  Charles K. Marquis, Esq.
                         Telecopy:  (212) 351-4035

                                                                    EXHIBIT H TO
                                                                CREDIT AGREEMENT
                                                                ----------------

                                      FORM OF
                            HOLDINGS PLEDGE AGREEMENT
                            -------------------------


          PLEDGE AGREEMENT, dated as of         , 1996, made by SIMMONS HOLDINGS
                                        --------
INC., a Delaware corporation (the "Pledgor"), in favor of CHEMICAL BANK, a New
                                   -------
York banking corporation, as administrative agent (in such capacity, the "Administrative Agent") for the several lenders (the "Lenders") from time to
 --------------------                                 -------
time parties to the Credit Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"),
                                                           ----------------
among Simmons Acquisition Corp., a Delaware corporation (to be merged with and into Simmons Company, the "Company"), the Lenders and the Administrative Agent.
                           -------


                              W I T N E S S E T H :
                              - - - - - - - - - -


          WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make loans to, and the Issuing Lender (as defined in the Credit Agreement) has agreed to issue and certain of the Lenders have agreed to participate in certain letters of credit for the account of the Company upon the terms and subject to the conditions set forth therein, such loans being evidenced by the notes issued by the Company;

          WHEREAS, the Pledgor is the owner of the shares of Pledged Stock (as hereinafter defined) issued by the Company listed on Schedule I hereto; and

          WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective loans to, and the obligation of the Issuing Lender to issue and the Lenders to participate in letters of credit for the account of, the Company under the Credit Agreement that the Pledgor shall have executed and delivered this Pledge Agreement to the Administrative Agent for the ratable benefit of the Lenders;

          NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent, the Issuing Lender and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective loans and the Issuing Lender to issue and the Lenders to participate in the letters of credit under the Credit Agreement, the Pledgor hereby agrees with the Administrative Agent, for the ratable benefit of the Lenders, as follows:

          1.   Defined Terms.  Unless otherwise defined herein, terms that are
               -------------
defined in the Credit Agreement and used herein are so used as so defined, and the following terms shall have the following meanings:

          "Code" means the Uniform Commercial Code from time to time in effect
           ----
     in the State of New York.

          "Collateral" means the Pledged Stock and all Proceeds.
           ----------

          "Obligations" means (i) the unpaid principal amount of, and interest
           -----------
     on (including interest accruing on or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Company, whether or not a claim for such post-filing or post-petition interest is allowed), the Loans and all other obligations and liabilities of the Company to the Administrative Agent, the Issuing Lender or the Lenders, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, any Letter of Credit or L/C Application, the other Credit Documents and any other document executed and delivered or given in connection therewith or herewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all reasonable fees and disbursements of counsel to the Administrative Agent, the Issuing Lender or to the Lenders that are required to be paid by the Company pursuant to the terms of the Credit Agreement) or otherwise, and (ii) all obligations of the Company to any Lender or Lenders or its or their Affiliates under or in respect of any Interest Rate Agreement.

          "Pledge Agreement" means this Pledge Agreement, as amended,
           ----------------
     supplemented or otherwise modified from time to time.

          "Pledged Stock" means the shares of capital stock of the Company
           -------------
     listed on Schedule I hereto, together with all stock certificates, options or rights of any nature whatsoever that may be issued or granted by the Company to the Pledgor while this Pledge Agreement is in effect.

          "Proceeds" means all "proceeds", as such term is defined in Section 9-
           --------
     306(1) of the Code on the date hereof, of the Pledged Stock, and, in any event, shall include, without limitation, all dividends or other income from the Pledged Stock, collections thereon or distributions with respect thereto.

          2.   Pledge; Grant of Security Interest.  The Pledgor hereby delivers
               ----------------------------------
to the Administrative Agent, for the ratable benefit of the Lenders, all certificates or instruments representing or evidencing the Pledged Stock on the date hereof, and hereby transfers and grants to the Administrative Agent, for the ratable benefit of the Lenders, a first priority security interest in all of the Pledgor's right, title and interest in the Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

          3.   Stock Powers.  Concurrently with the delivery to the
               ------------
Administrative Agent of each certificate representing one or more shares of Pledged Stock, the Pledgor shall deliver an undated stock power covering such certificate, duly executed in blank by the Pledgor.

          4.   Representations and Warranties.  The Pledgor represents and
               ------------------------------
warrants that:

          (a) the shares of Pledged Stock constitute (i) all the issued and outstanding shares of all classes of the Capital Stock of the Company owned by the Pledgor and (ii) on the date hereof, at least 84% of the issued and outstanding shares of all classes of the Capital Stock of the Company;

          (b) all the shares of Pledged Stock have been duly and validly issued and are fully paid and nonassessable;

          (c) the Pledgor is the record and beneficial owner of the Pledged Stock, free of any and all Liens or options in favor of, or claims of, any other Person, except the Lien created by this Pledge Agreement; and

          (d) upon delivery to the Administrative Agent of the stock certificates evidencing the Pledged Stock, the Lien granted pursuant to this Pledge Agreement will constitute a valid, perfected first priority Lien on the Collateral (except, with respect to Proceeds, only to the extent permitted by Section 9-306 of the Code), enforceable as such against all creditors of the Pledgor and any Persons purporting to purchase any Collateral from the Pledgor.

The Pledgor agrees that the foregoing representations and warranties shall be deemed to have been made by the Pledgor on each Borrowing Date occurring on or after the date hereof under the Credit Agreement, on and as of such Borrowing Date as though made hereunder on and as of such date.

          5.   Covenants.  The Pledgor covenants and agrees with the
               ---------
Administrative Agent and the Lenders that, from and after the date of this Pledge Agreement until the Obligations are paid in full and the Commitments are terminated and either no Letters of Credit are outstanding or each outstanding Letter of Credit has been cash collateralized so that it is fully secured to the satisfaction of the Administrative Agent:

          (a) If the Pledgor shall, as a result of its ownership of the Pledged Stock, become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of capital stock of the Company, whether in addition to, in substitution of, as a conversion of, or in exchange for any shares of the Pledged Stock, or otherwise in respect thereof, the Pledgor shall accept the same as the agent of the Administrative Agent and the Lenders, hold the same in trust for the Administrative Agent and the Lenders and deliver the same forthwith to the Administrative Agent in the exact form received, duly indorsed by the Pledgor to the Administrative Agent, if required, together with an undated stock power covering such certificate duly executed in blank by the Pledgor and with, if the Administrative Agent so requests, signature guaranteed, to be held by the Administrative Agent, subject to the terms hereof, as additional collateral security for the Obligations.

                                                                          4
          (b) Without the prior written consent of the Administrative Agent, the Pledgor will not (i) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral, or (ii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for the Lien provided for by this Pledge Agreement. The Pledgor will defend the right, title and interest of the Administrative Agent, the Issuing Lender and the Lenders in and to the Collateral against the claims and demands of all Persons whomsoever.

          (c) At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of the Pledgor, the Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Administrative Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Pledge Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered to the Administrative Agent, duly endorsed in a manner satisfactory to the Administrative Agent, to be held as Collateral pursuant to this Pledge Agreement.

          (d) The Pledgor agrees to pay, and to save the Administrative Agent, the Issuing Lender and the Lenders harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Pledge Agreement.

          6.   Cash Dividends; Voting Rights.  Unless an Event of Default shall
               -----------------------------
have occurred and be continuing, the Pledgor shall be permitted to receive all cash dividends paid by the Company to the extent permitted in the Credit Agreement in respect of the Pledged Stock and to exercise all voting and corporate rights with respect to the Pledged Stock, provided, however, that the
                                                    --------  -------
Pledgor agrees that it shall not vote in any way which would be inconsistent with or result in any violation of any provision of the Credit Agreement, the Notes, the Security Documents or any of the other Credit Documents. The Administrative Agent shall, at the Pledgor's sole cost and expense, execute and deliver (or cause to be executed and delivered) to the Pledgor all proxies and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the voting and other rights that it is entitled to exercise pursuant to this Section 6.

          7.   Rights of the Lenders and the Administrative Agent.  (a)  If an
               --------------------------------------------------
Event of Default shall occur and be continuing, (i) the Administrative Agent shall have the right to receive any and all cash dividends paid in respect of the Pledged Stock and make application thereof to the Obligations in such order as the Administrative Agent may determine, and (ii) all shares of the Pledged Stock may be registered in the name of the Administrative Agent or its nominee, and, subject to the terms of this Agreement, the Administrative Agent or its nominee may thereafter exercise (A) all voting, corporate and other rights pertaining to such shares of the Pledged Stock at any meeting of shareholders of the Company or otherwise and (B) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such shares of the Pledged Stock as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of the Company, or upon the exercise by the Pledgor or the Administrative Agent of any right, privilege or option pertaining to such shares of the Pledged Stock, and in connection therewith, the right to deposit and deliver any and all of the Pledged Stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine), all without liability except to account for property actually received by it and except for its gross negligence or willful misconduct or failure to comply with the provisions of Section 12, but the Administrative Agent shall have no duty to the Pledgor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

          (b) The rights of the Administrative Agent, the Issuing Lender and the Lenders hereunder shall not be conditioned or contingent upon the pursuit by the Administrative Agent, the Issuing Lender or any Lender of any right or remedy against any other Person which may be or become liable in respect of all or any part of the Obligations or against any collateral security therefor, guarantee therefor or right of offset with respect thereto. None of the Administrative Agent, the Issuing Lender and any Lender shall be liable for any failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so, nor shall the Administrative Agent be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The Administrative Agent agrees to release promptly to the Pledgor any dividends, cash, securities, instruments and other property paid, payable or otherwise distributed in respect of the Collateral which it may receive under Section 7(a) if, prior to the occurrence of an acceleration of any of the Obligations, all Defaults and Events of Default have been waived or are no longer continuing.

          (c) The Administrative Agent may execute any of its duties under this Pledge Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care, except as otherwise provided in subsection 11.3 of the Credit Agreement.

          8.   Remedies.  In the event that any portion of the Obligations has
               --------
been declared or becomes due and payable in accordance with the terms of the Credit Agreement, the Administrative Agent, on behalf of the Lenders, may exercise, in addition to all other rights and remedies granted in this Pledge Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Pledgor, the Company or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of the Administrative Agent, the Issuing Lender or any Lender or elsewhere upon such terms and conditions as it may deem commercially reasonable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Administrative Agent, the Issuing Lender or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Pledgor, which right or equity is hereby waived and released. The Administrative Agent promptly shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Administrative Agent, the Issuing Lender and the Lenders hereunder, including, without limitation, reasonable attorneys' fees and disbursements of counsel to the Administrative Agent, to the payment in whole or in part of the Obligations, in such order as the Administrative Agent may elect subject to subsection 5.9 of the Credit Agreement, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Code, need the Administrative Agent account for the surplus, if any, to the Pledgor. To the extent permitted by applicable law, the Pledgor waives all claims, damages and demands it may acquire against the Administrative Agent, the Issuing Lender or any Lender arising out of the lawful exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. The Pledgor further waives and agrees not to assert any rights or privileges which it may acquire under Section 9-112 of the Code. The Pledgor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorneys employed by the Administrative Agent or any Lender to collect such deficiency.

          9.   Registration Rights; Private Sales.  (a)  If the Administrative
               ----------------------------------
Agent shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to Section 8, and if in the opinion of the Administrative Agent it is necessary or advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), the Pledgor will cause the Company to (i)
              --------------
execute and deliver, and cause the directors and officers of the Company to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Administrative Agent, necessary or advisable to register the Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of 90 days from the date of the first public offering of the Pledged Stock, or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus that, in the opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. The Pledgor agrees to cause the Company to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions that the Administrative Agent shall reasonably designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) that will satisfy the provisions of Section 11(a) of the Securities Act.

          (b) The Pledgor recognizes that the Administrative Agent may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers that will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale conducted in a manner that the Administrative Agent in good faith believes to be commercially reasonable under the circumstances shall be deemed to have been made in a commercially reasonable manner. The Administrative Agent shall be under no obligation to delay the sale of any of the Pledged Stock for the period of time necessary to permit the Company to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if the Company would agree to do so.

          (c) The Pledgor further agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock, pursuant to this Section 9 valid and binding and in compliance with any and all other applicable Requirements of Law. The Pledgor further agrees that a breach of any of the covenants contained in this Section 9 will cause irreparable injury to the Administrative Agent, the Issuing Lender and the Lenders, that the Administrative Agent, the Issuing Lender and the Lenders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 9 shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants.

          10.  No Subrogation.  Notwithstanding any payment or payments made by
               --------------
the Pledgor hereunder, or any setoff or application of funds of the Pledgor by any Lender, or the receipt of any amounts by the Administrative Agent, the Issuing Lender or any Lender with respect to any of the Collateral, the Pledgor shall not be entitled to be subrogated to any of the rights of the Administrative Agent, the Issuing Lender or any Lender against the Company or against any other collateral security held by the Administrative Agent, the Issuing Lender or any Lender for the payment of the Obligations, nor shall the Pledgor seek any reimbursement from the Company in respect of payments made by the Pledgor in connection with the Collateral, or amounts realized by the Administrative Agent, the Issuing Lender or any Lender in connection with the Collateral, and any such rights of subrogation and reimbursement of the Pledgor are hereby waived until all amounts owing to the Administrative Agent and the Lenders by the Company on account of the Obligations are paid in full, the Commitments are terminated and either no Letters of Credit are outstanding or each outstanding Letter of Credit has been cash collateralized so that it is fully secured to the satisfaction of the Administrative Agent.

                                                                          8
          11.  Amendments, etc. with Respect to the Obligations.  The Pledgor
               ------------------------------------------------
shall remain obligated hereunder, and the Collateral shall remain subject to the Lien granted hereby, notwithstanding that, without any reservation of rights against the Pledgor, and without notice to or further assent by the Pledgor, any demand for payment of any of the Obligations made by the Administrative Agent, the Issuing Lender or any Lender may be rescinded by the Administrative Agent, the Issuing Lender or such Lender, and any of the Obligations continued, and the Obligations, or the liability of the Company or any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered, or released by the Administrative Agent, the Issuing Lender or any Lender, and the Credit Agreement, the Notes, the Security Documents, the other Credit Documents, any Interest Rate Agreement entered into with any Lender or Lenders and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Lenders (or the Required Lenders, as the case may be) may deem advisable from time to time, and any guarantee, right of offset or other collateral security at any time held by the Administrative Agent, the Issuing Lender or any Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. None of the Administrative Agent, the Issuing Lender and the Lenders shall have any obligation to protect, secure, perfect or insure any other Lien at any time held by it as security for the Obligations or any property subject thereto. The Pledgor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Administrative Agent, the Issuing Lender or any Lender upon this Pledge Agreement; the Obligations, and any of them shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Pledge Agreement; and all dealings between the Company and the Pledgor, on the one hand, and the Administrative Agent, the Issuing Lender and the Lenders, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Pledge Agreement. The Pledgor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Company or the Pledgor with respect to the Obligations.

          12.  Limitation on Duties Regarding Collateral.  The Administrative
               -----------------------------------------
Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar securities and property for its own account. None of the Administrative Agent, the Issuing Lender, any Lender nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or otherwise.

          13.  Powers Coupled with an Interest.  All authorizations and agencies
               -------------------------------
herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

          14.  Severability.  Any provision of this Pledge Agreement which is
               ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any

                                                                          9
such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          15.  Section Headings.  The section headings used in this Pledge
               ----------------
Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

          16.  No Waiver; Cumulative Remedies.  Neither the Administrative
               ------------------------------
Agent, the Issuing Lender nor any Lender shall by any act (except by a written instrument pursuant to Section 17 hereof) be deemed to have waived any right or remedy hereunder or to have acquiesced in any default of any obligation under any Credit Document or in any breach of any of the terms and conditions hereof or thereof. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent, the Issuing Lender or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent, the Issuing Lender or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent, the Issuing Lender or such Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

          17.  Integration; Waivers and Amendments; Successors and Assigns;
               ------------------------------------------------------------
Governing Law.  This Pledge Agreement represents the entire agreement of the
- -------------
Pledgor with respect to the subject matter hereof and there are no promises or representations by the Administrative Agent or any Lender relative to the subject matter hereof not reflected herein or in the other Credit Documents. None of the terms or provisions of this Pledge Agreement may be amended, supplemented or otherwise modified except by a written instrument executed by the Pledgor and the Administrative Agent, provided that any provision of this Pledge Agreement may be waived by the Administrative Agent in a letter or agreement executed by the Administrative Agent or by telex or facsimile transmission from the Administrative Agent. This Pledge Agreement shall be binding upon the successors and assigns of the Pledgor and shall inure to the benefit of the Administrative Agent, the Issuing Lender and the Lenders and their respective successors and assigns. THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          18.  Notices.  Notices by the Administrative Agent to the Pledgor or
               -------
the Company may be given by mail, by telex or by facsimile transmission, addressed or transmitted to the Pledgor or the Company at its address or transmission number set forth in subsection 12.2 of the Credit Agreement in the case of the Company and on Schedule II hereto in the case of the Pledgor and shall be effective (a) in the case of mail, three days after deposit in the postal system, first class postage pre-paid, and (b) in the case of telex or facsimile notices, when sent. The Pledgor and the Company may change their respective addresses and transmission numbers by written notice to the Administrative Agent.

          19.  Counterparts.  This Pledge Agreement may be executed by one or
               ------------
more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          20.  Irrevocable Authorization and Instruction to Company.  The
               ----------------------------------------------------
Pledgor hereby authorizes and instructs the Company to comply with any instruction received by it from the Administrative Agent in writing that (a) states that an Event of Default has occurred and is continuing and (b) is otherwise in accordance with the terms of this Pledge Agreement, without any other or further instructions from the Pledgor, and the Pledgor agrees that the Company shall be fully protected in so complying.

          21.  Authority of Administrative Agent.  The Pledgor acknowledges that
               ---------------------------------
the rights and responsibilities of the Administrative Agent under this Pledge Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Pledge Agreement shall, as between the Administrative Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Pledgor, the Administrative Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and neither the Pledgor nor the Company shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

          22.  Termination.  This Pledge Agreement shall terminate when all the
               -----------
Obligations have been fully paid and performed and the Commitments terminated. Upon such termination, the Administrative Agent shall on its behalf and on behalf of the Lenders reassign and redeliver (or cause to be reassigned and redelivered) to the Pledgor, or to such person or persons as the Pledgor shall designate or to whomever may be lawfully entitled to receive such surplus, against receipt, such of the Collateral (if any) as shall not have been sold or otherwise applied by the Administrative Agent pursuant to the terms hereof and shall still be held by it hereunder, together with appropriate instruments of reassignment and release. Any such reassignment shall be without recourse upon or warranty by the Administrative Agent (other than a warranty that the Administrative Agent has not assigned its rights and interests hereunder to any other Person) and at the sole cost and expense of the Pledgor.

                                                                         11
          IN WITNESS WHEREOF, the undersigned have caused this Pledge Agreement to be duly executed and delivered as of the date first above written.

                                        SIMMONS HOLDINGS, INC.


                                        By:
                                           --------------------------------
                                          Name:
                                          Title:



                                        CHEMICAL BANK, as Administrative Agent



                                        By:
                                           --------------------------------
                                          Name:
                                          Title:

                           ACKNOWLEDGEMENT AND CONSENT


          The Company referred to in the foregoing Pledge Agreement hereby acknowledges receipt of a copy thereof and agrees to be bound thereby and to comply with the terms thereof insofar as such terms are applicable to it. The Company agrees to notify the Administrative Agent promptly in writing of the occurrence of any of the events described in Section 5(a) of the Pledge Agreement. The Company further agrees that the terms of Section 9(c) of the Pledge Agreement shall apply to it, mutatis mutandis, with respect to all
                                    ------- --------
actions that may be required of it under or pursuant to or arising out of
Section 9 of the Pledge Agreement.


                                        SIMMONS ACQUISITION CORP.



                                        By:
                                           --------------------------------
                                          Name:
                                          Title:

                                                                    SCHEDULE I
                                                                    ----------
                                                       Holdings Pledge Agreement



                          DESCRIPTION OF PLEDGED STOCK
                          ----------------------------



                              Class        Stock Certi-     No. of
Issuer                        of Stock     ficate No.       Shares
- ------                        --------     ------------     ------

                                                                     SCHEDULE II
                                                                     -----------
                                                       Holdings Pledge Agreement


                               ADDRESS OF PLEDGOR
                               ------------------


                         Simmons Holdings, Inc.
                         c/o INVESTCORP International, Inc.
                         280 Park Avenue
                         Floor 37 West
                         New York, New York  10017
                         Attention:  Chris O'Brien
                         Telex:  4976829 INCORP
                         Telecopy:  (212) 983-7073

                         With a copy to:

                         Simmons Acquisition Corp.
                         One Concourse Parkway  Suite 600
                         Atlanta, Georgia 30328
                         Attention:  Chief Financial Officer
                         Telecopy:  (770) 392-2565

                         With a copy to:

                         Gibson, Dunn & Crutcher
                         200 Park Avenue
                         New York, New York  10166
                         Attention:  Charles K. Marquis, Esq.
                         Telex:  177920 GIBTRASK NYK
                         Telecopy:  (212) 949-7606

                                                               EXHIBIT I to
                                                           CREDIT AGREEMENT
                                                           ----------------



                                       FORM OF
                      LETTER OF CREDIT PARTICIPATION CERTIFICATE
                      ------------------------------------------


                                             [Date]

          [Name of Participating Lender]
          [Address of Participating Lender]

          Dear Sirs:

                    Pursuant to subsection 4.8(b) of the Credit Agreement, dated as of ____________, 1996 (as the same may from time to time be amended, supplemented or otherwise modified, the "Credit Agreement"; terms defined in the Credit Agreement being used herein with their respective defined meanings) among Simmons Acquisition Corp., the Lenders parties thereto, and Chemical Bank, as Administrative Agent, the undersigned hereby acknowledges receipt from you on the date hereof of the L/C Participating Interest in the amount of _______________ DOLLARS ($_________) in the following Letter of Credit and the L/C Application relating thereto:

                    [Describe Letter of Credit (i.e. Letter of Credit number, face amount, date of issuance and beneficiary)]

                                             Very truly yours,

                                             CHEMICAL BANK


                                             By:_________________________
                                                Name:
                                                Title:

                                                                    EXHIBIT J TO
                                                                CREDIT AGREEMENT
                                                                ----------------

                                     FORM OF
                    SWING LINE LOAN PARTICIPATION CERTIFICATE
                    -----------------------------------------


                                        [Date]


[Name of Lender]
______________
______________

Dear Sirs:

          Pursuant to subsection 4.4(d) of the Credit Agreement, dated as of ____________, 1996 among Simmons Acquisition Corp., the several lenders (the "Lenders") parties thereto and Chemical Bank, as Administrative Agent for the
 -------
Lenders, the undersigned hereby acknowledges receipt from you of $__________ as payment for a participating interest in the following Swing Line Loan:


Date of Swing Line Loan:  ______________________________________

Principal Amount of Swing Line Loan:  __________________________


                                             Very truly yours,

                                             CHEMICAL BANK



                                             By:_________________________
                                                Name:
                                                Title:

                                                                    EXHIBIT K TO
                                                                CREDIT AGREEMENT
                                                                ----------------



                                     FORM OF
                         SECTION 5.11(d)(2) CERTIFICATE



          Reference is hereby made to the Credit Agreement, dated as of ____________, 1996 among Simmons Acquisition Corp., the Lenders from time to time party thereto, and Chemical Bank, as Administrative Agent (the "Credit Agreement"). Pursuant to the provisions of Section 5.11(d)(2) of the Credit Agreement, the undersigned hereby certifies that it is not a "bank" as such term is used in Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended.


                                             [NAME OF LENDER]



                                             By:
                                                 -------------------------------
                                             Title:
Date:

                                                                  EXHIBIT M-1 TO
                                                                CREDIT AGREEMENT
                                                                ----------------

                                     FORM OF
                           COMPANY CLOSING CERTIFICATE

          Pursuant to subsection 7.1(n) of the Credit Agreement dated as of ____________, 1996 (the "Credit Agreement"; terms defined therein and not otherwise defined herein are used herein as therein defined) among Simmons Acquisition Corp. (the "Company"), the lenders party thereto (the "Lenders") and Chemical Bank, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), the undersigned [Insert Title] of the Company hereby certifies as follows:

          1.  The representations and warranties of the Company (i) set forth in
     Section 6 of the Credit Agreement or (ii) which are contained in the other Credit Documents to which the Company is party are true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of the date hereof except for representations and warranties stated to relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date;

          2. No Default or Event of Default has occurred and is continuing as of the date hereof or after giving effect to any Loans to be made on the date hereof;

          3. Simultaneously with the consummation of the transactions contemplated by the Credit Agreement on the Closing Date, the Acquisition has been consummated for an aggregate purchase price not exceeding $285,000,000, including fees, costs and expenses incurred in connection therewith, pursuant to the Acquisition Documents, all of the conditions precedent set forth in Article VII of the Stock Purchase Agreement have been satisfied or waived by the Sellers, and no material provision of the Stock Purchase Agreement has been amended, supplemented, waived or otherwise modified;

          4. The Company has been capitalized with $85,000,000, of which at least $80,000,000 shall be in cash and the remainder in Capital Stock of Simmons from the issuance of its Capital Stock to Holdings.

          5. _______________ is the duly elected and qualified [Assistant] Secretary of the Company and the signature set forth on the signature line for such officer is such officer's true and genuine signature;

and the undersigned [Assistant] Secretary of the Company hereby certifies as follows:

          6. There are no liquidation or dissolution proceedings pending or to my knowledge threatened against the Company nor has any other event occurred affecting or threatening the corporate existence of the Company;

          7. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware;

          8. Attached hereto as Exhibit I is a true and complete copy of resolutions duly adopted by the Board of Directors of the Company on ____________, 1996; such resolutions have not in any way been amended, supplemented, modified, revoked or rescinded and have been in full force and effect since their adoption to and including the date hereof and are now in full force and effect; attached hereto as Exhibit II is a true and complete copy of the By-Laws of the Company as in effect on the date hereof; and attached hereto as Exhibit III is a true and complete copy of the Certificate of Incorporation of the Company, as amended, as in effect at all times since __________, to and including the date hereof; and

          9. The following persons are now duly elected and qualified officers of the Company each holding the office indicated next to his name below, and the signature appearing opposite his name below is the true and genuine signature of such officer, and such officer is duly authorized to execute and deliver, on behalf of the Company, the Credit Documents to which the Company is a party and any certificate or other document to be delivered by the Company pursuant to the Credit Documents;

          Name                Office              Signature
          ----                ------              ---------


                                             ___________________

                                             ___________________

          IN WITNESS WHEREOF, the undersigned have executed and delivered this Certificate as of ____________, 1996.


____________________________       ______________________________
Name:                              Name:
Title:                             Title: